                               SUBJECT TO CHANGE

All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  $902,249,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR

                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                    CLASSES A-1, A-2, A-3, A-4, B, C AND D

--------------------------------------------------------------------------------
                                 SERIES 2004-C15
--------------------------------------------------------------------------------

                                 OCTOBER 2004

                             Mortgage Loan Sellers
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                     ARTESIA MORTGAGE CAPITAL CORPORATION

                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION

                               Special Servicer
                             CLARION PARTNERS, LLC

                       [WACHOVIA SECURITIES LOGO OMITTED]

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and/or their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and/or all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the
Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   OCTOBER 14, 2004.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class A-4,
                        Class B, Class C and Class D Certificates (the "Offered Certificates")
                        are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances as of the
                        Cut-Off Date, November 11, 2004. All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 88 Mortgage Loans (the "Mortgage Loans")
                        with an aggregate principal balance as of the Cut-Off Date of
                        $1,158,579,900 (the "Cut-Off Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 114 properties (the "Mortgaged Properties") located throughout 28 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2" and, collectively, the "Loan Groups"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and (ii) 6 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan
                        Group 1 is expected to consist of 71 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $997,832,617 (the "Cut-Off
                        Date Group 1 Balance"). Loan Group 2 will consist of 17 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 2 is expected to consist of 17 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of
                        $160,747,283 (the "Cut-Off Date Group 2 Balance" and, collectively with the Cut-Off Date Group 1 Balance, the "Cut-Off Date Group
                        Balances").

                        In addition to the Mortgage Pool, the Trust Fund will include 2
                        Subordinate Companion Loans. In the case of the 175 West Jackson Loan, the 175 West Jackson Subordinate Companion Loan will be part of the
                        Trust Fund and will support only the Class 175WJ Certificates. In the case of the 180 Maiden Lane Loan, the 180 Maiden Lane Trust
                        Subordinate Companion Loan will be part of the Trust Fund and will support only the Class 180ML Certificates. In each case, these
                        Subordinate Companion Loans are not part of Loan Group 1 or Loan Group
                        2. See "Co-Lender Loans" on page 103 and "DESCRIPTION OF THE MORTGAGE
                        POOL--Co-Lender Loans" in the preliminary prospectus supplement.

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association ........... 83.8% of the Cut-Off Date Pool Balance
                        Artesia Mortgage Capital Corporation .......... 16.2% of the Cut-Off Date Pool Balance

UNDERWRITERS            Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.

TRUSTEE                 Wells Fargo Bank, N.A.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          Clarion Partners, LLC. (except that with respect to the 180 Maiden
                          Lane Loan, the initial Special Servicer will be Wachovia Bank,
                          National Association)

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The McGraw-Hill
                          Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's")
                          and Dominion Bond Rating Service, Inc. ("DBRS").

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about November 8, 2004.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related Determination Date.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the
                          Offered Certificates, in December 2004.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on each
                          Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such
                          Class during the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution
                          Date in sequential order of Class designations with Class A-1, Class
                          A-1A, Class A-2, Class A-3, Class A-4, Class X-C and Class X-P
                          Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2, Class A-3 and
                          Class A-4 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the Class A-1A
                          Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the
                          Certificate Balance of the Class A-4 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class A-3 and Class A-4 and/or Class A-1A
                          Certificates remain outstanding, payments of principal to the Class
                          A-1, Class A-2, Class A-3, Class A-4 and/or Class A-1A Certificates
                          will be made on a pro rata basis. The Class X-C and Class X-P
                          Certificates will not be entitled to distributions of principal.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CLASS 175WJ AND          The Class 175WJ Certificates will only be entitled to receive
  CLASS 180ML            distributions of principal and interest collected with respect to the
                         175 West Jackson Subordinate Companion Loan (see description on page
                         27), and amounts received with respect to the 175 West Jackson
                         Subordinate Companion Loan will not be available for distributions to the other Classes of Certificates. The Class 180ML Certificates will only be entitled to receive distributions of principal and interest collected with respect to the 180 Maiden Lane Trust Subordinate
                         Companion Loan (see description on page 39), and amounts received with respect to the 180 Maiden Lane Trust Subordinate Companion Loan will not be available for distributions to the other Classes of
                         Certificates.

LOSSES                   Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K,
                         Class J, Class H, Class G, Class F, Class E, Class D, Class C, and
                         Class B Certificates, in that order, and then, pro rata, to the Class
                         A-1, Class A-1A, Class A-2, Class A-3 and Class A-4 Certificates;
                         provided, however, that (a) Realized Losses and Additional Trust Fund
                         Expenses on the 175 West Jackson Whole Loan will be allocated, first, to the Class 175WJ Certificates and then to the other Classes of
                         Certificates as indicated above, and (b) Realized Losses and
                         Additional Trust Fund Expenses on the 180 Maiden Lane Whole Loan will be allocated, first, to the 180 Maiden Lane Non-Trust Subordinate
                         Companion Loan that is not included in the trust, then to the Class
                         180ML Certificates and finally to the other Classes of Certificates as indicated above.

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges actually
  AND YIELD MAINTENANCE  collected on a Mortgage Loan (other than the 175 West Jackson
  CHARGES                Subordinate Companion Loan and the 180 Maiden Lane Trust Subordinate
                         Companion Loan) during the related collection period in which the prepayment occurred will be distributed to Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each
                         Class of Offered Certificates and Class A-1A, Class E, Class F, Class
                         G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield
                         Maintenance Charges (in the case of the Class A-1, Class A-2, Class
                         A-3, Class A-4 and Class A-1A Certificates, to the extent related to the particular Loan Group) equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by
                         (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such
                         Distribution Date, provided, however, Prepayment Premiums and Yield
                         Maintenance Charges received with respect to the 175 West Jackson
                         Subordinate Companion Loan or the 180 Maiden Lane Trust Subordinate
                         Companion Loan will be distributed to the holders of the Class 175WJ
                         Certificates and the Class 180ML Certificates, respectively.

                         The portion, if any, of the Prepayment Premiums or Yield Maintenance
                         Charges remaining after any payments described above will be distributed to the holders of the Class X-C Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ADVANCES               The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances (but with respect to the 175 West
                       Jackson Subordinate Companion Loan and the 180 Maiden Lane Trust
                       Subordinate Companion Loan, solely the interest portion of P&I
                       Advances) and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans, but only to the extent that such
                       Advances are not deemed non-recoverable and, in the case of P&I
                       Advances, subject to Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS   An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan
                       (including the 175 West Jackson Subordinate Companion Loan and the 180
                       Maiden Lane Trust Subordinate Companion Loan) (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the
                       Mortgage Loan. As a result of calculating an Appraisal Reduction
                       Amount for a given Mortgage Loan (including the 175 West Jackson
                       Subordinate Companion Loan and the 180 Maiden Lane Trust Subordinate
                       Companion Loan), the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes; provided, that with respect to any Appraisal
                       Reduction Amount related to the 175 West Jackson Whole Loan, such amounts will be allocated, first, to the 175 West Jackson Subordinate
                       Companion Loan (and therefore to the Class 175WJ Certificates) and then to the 175 West Jackson Loan (and therefore to the Offered
                       Certificates) and the 175 West Jackson Pari Passu Loan, pro rata, and with respect to any Appraisal Reduction Amount related to the 180
                       Maiden Lane Whole Loan, such amounts will be allocated, first, to the
                       180 Maiden Lane Non-Trust Subordinate Companion Loan, second, to the
                       180 Maiden Lane Trust Subordinate Companion Loan (and therefore to the
                       Class 180ML Certificates) and then to the 180 Maiden Lane Loan (and therefore to the Offered Certificates) and the 180 Maiden Lane Pari
                       Passu Loan, pro rata. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer and certain
                       Certificateholders will have the option to terminate the Trust in whole, but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal
                       Balance of the Mortgage Loans (including the 175 West Jackson
                       Subordinate Companion Loan and the 180 Maiden Lane Trust Subordinate
                       Companion Loan) then outstanding is less than 1% of the Cut-Off Date
                       Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans
                       (including the 175 West Jackson Subordinate Companion Loan and the 180
                       Maiden Lane Trust Subordinate Companion Loan) (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

                       The Trust may also be terminated under certain circumstances when the
                       Offered Certificates have been paid in full and the remaining outstanding Certificates (other than the Class 175WJ, Class 180ML,
                       Class Z, Class R-I and Class R-II Certificates) are held by a single certificateholder.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS   The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance;
                    provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

CONTROLLING CLASS   With respect to the Mortgage Loans other than the 175 West Jackson
  REPRESENTATIVE    Whole Loan and the 180 Maiden Lane Whole Loan, the representative appointed by the holder of the majority of the Class Principal Balance of the Controlling Class. With respect to the 175 West Jackson Whole
                    Loan, the 175 West Jackson Representative will exercise the rights of the Controlling Class Representative, and the Controlling Class
                    Representative will not have such rights. With respect to the 180
                    Maiden Lane Whole Loan, the holders of the 180 Maiden Lane Trust
                    Subordinate Companion Loan or the holders of the 180 Maiden Lane
                    Non-Trust Subordinate Companion Loan will have certain rights to direct and/or consent to certain actions of the Master Servicer and the Special Servicer, and the Controlling Class Representative will not have such rights until a Control Appraisal Period occurs. See
                    "SERVICING OF THE MORTGAGE LOANS--The Controlling Class
                    Representative" in the preliminary prospectus supplement for more information.

ERISA               The Offered Certificates are expected to be ERISA eligible.

SMMEA               The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX                 The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                          WACHOVIA CAPITAL MARKETS, LLC

                          William Cohane
                          (704) 374-6161 (Phone)
                          (704) 715-0066 (Fax)

                          Scott Fuller
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Bill White
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Chris Campbell
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

       GOLDMAN, SACHS & CO.                      GREENWICH CAPITAL MARKETS, INC.

       Bunty Bohra                               Chris McCormack
       (212) 902-7645 (Phone)                    (203) 625-2900 (Phone)
       (212) 902-1691 (Fax)                      (203) 618-2052 (Fax)

       Scott Wisenbaker                          Perry Gershon
       (212) 902-2858 (Phone)                    (203) 618-2267 (Phone)
       (212) 346-3594 (Fax)                      (203) 618-2134 (Fax)

       Omar Chaudhary                            Andy Snow
       (212) 902-6610 (Phone)                    (203) 625-2775 (Phone)
       (212) 902-1691 (Fax)                      (203) 618-2134 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                      APPROX.
             EXPECTED RATINGS                           % OF
        --------------------------                  CUT-OFF DATE     APPROX.      WEIGHTED
                                     CERTIFICATE        POOL         CREDIT        AVERAGE
CLASS    S&P   MOODY'S     DBRS       BALANCE(1)      BALANCE        SUPPORT    LIFE(YRS)(2)
------- ----- --------- ---------- --------------- -------------  ------------ --------------

  A-1    AAA     Aaa       AAA      $ 57,169,000    4.934%           14.250%       3.21
  A-2    AAA     Aaa       AAA      $162,905,000   14.061%           14.250%       5.01
  A-3    AAA     Aaa       AAA      $144,241,000   12.450%           14.250%       7.04
  A-4    AAA     Aaa       AAA      $468,420,000   40.431%           14.250%       9.84
  B       AA     Aa2       AA       $ 33,309,000    2.875%           11.375%       9.94
  C      AA-     Aa3    AA (low)    $ 14,482,000    1.250%           10.125%       9.94
  D       A       A2        A       $ 21,723,000    1.875%            8.250%       9.94

                         ASSUMED
                          FINAL
          PRINCIPAL    DISTRIBUTION
CLASS     WINDOW(2)      DATE(2)     RATE TYPE
------- ------------- -------------  ---------

  A-1   12/04-10/09     10/15/09      Fixed
  A-2   10/09-12/09     12/15/09      Fixed
  A-3   12/09-03/14     03/15/14      Fixed
  A-4   03/14-10/14     10/15/14      Fixed
  B     10/14-10/14     10/15/14      Fixed
  C     10/14-10/14     10/15/14      Fixed
  D     10/14-10/14     10/15/14    Fixed (3)

NON-OFFERED CERTIFICATES

                                                                          APPROX.
                   EXPECTED RATINGS                                        % OF
             -----------------------------                             CUT-OFF DATE    APPROX.
                                                 CERTIFICATE               POOL        CREDIT
CLASS          S&P   MOODY'S      DBRS            BALANCE(1)             BALANCE       SUPPORT
------------ ------ --------- ------------ -----------------------    ------------- ------------

 A-1A(4)       AAA     Aaa        AAA         $    160,747,000            13.874%       14.250%
 E (4)         A-       A3      A (low)       $     11,585,000             1.000%        7.250%
 F (4)        BBB+     Baa1   BBB (high)      $     14,482,000             1.250%        6.000%
 G (4)         BBB     Baa2       BBB         $     13,034,000             1.125%        4.875%
 H (4)        BBB-     Baa3    BBB (low)      $     15,930,000             1.375%        3.500%
 J (4)         BB+     Ba1     BB (high)      $      7,241,000             0.625%        2.875%
 K (4)         BB      Ba2        BB          $      4,344,000             0.375%        2.500%
 L (4)         BB-     Ba3     BB (low)       $      4,344,000             0.375%        2.125%
 M (4)         B+       B1     B (high)       $      2,896,000             0.250%        1.875%
 N (4)          B       B2         B          $      2,896,000             0.250%        1.625%
 O (4)         B-       B3      B (low)       $      2,896,000             0.250%        1.375%
 P (4)         NR       NR        NR          $     15,935,899             1.375%        0.000%
 175WJ (4)     B-       B2      B (low)       $     55,000,000             N/A           N/A
 180ML (4)     B-       B2     B (high)       $     69,500,000             N/A           N/A
 X-C (4)       AAA     Aaa        AAA         $  1,158,579,899(7)          N/A           N/A
 X-P (4)       AAA     Aaa        AAA         $  1,122,660,000(7)          N/A           N/A

                                           ASSUMED
                WEIGHTED                    FINAL
                 AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS         LIFE(YRS)(2)   WINDOW(2)     DATE(2)        RATE TYPE
------------ -------------- ----------- -------------  --------------

 A-1A(4)          (4)            (4)               (4)      Fixed
 E (4)            (4)            (4)               (4)      Fixed (3)
 F (4)            (4)            (4)               (4)      Fixed (3)
 G (4)            (4)            (4)               (4)      Fixed (3)
 H (4)            (4)            (4)               (4)       WAC (5)
 J (4)            (4)            (4)               (4)      Fixed (3)
 K (4)            (4)            (4)               (4)      Fixed (3)
 L (4)            (4)            (4)               (4)      Fixed (3)
 M (4)            (4)            (4)               (4)      Fixed (3)
 N (4)            (4)            (4)               (4)      Fixed (3)
 O (4)            (4)            (4)               (4)      Fixed (3)
 P (4)            (4)            (4)               (4)      Fixed (3)
 175WJ (4)        (4)            (4)               (4)      Fixed (6)
 180ML (4)        (4)            (4)               (4)      Fixed (6)
 X-C (4)           N/A            N/A              (4)      Variable
 X-P (4)           N/A            N/A              (4)      Variable

(1)   In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--
      Yield Considerations" in the preliminary prospectus supplement.
(3)   The pass-through rates applicable to the Class D, Class E, Class F, Class
      G, Class J, Class K, Class L, Class M, Class N, Class O and Class P
      Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates. The Class 175WJ Certificates and the Class
      180ML Certificates only represent interests in the 175 West Jackson
      Subordinate Companion Loan or the 180 Maiden Lane Trust Subordinate
      Companion Loan, as applicable. Payments on these Certificates will be subordinated to payments on the Sequential Pay Certificates only with respect to amounts received in respect of the 175 West Jackson Loan or the 180 Maiden Lane Loan, as applicable, as described in the preliminary prospectus supplement.
(5)   The pass-through rate applicable to the Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(6)   Because the 175 West Jackson Loan and the 180 Maiden Lane Loan accrue interest on an "actual/360" basis but the Class 175WJ and Class 180ML certificates accrue interest on a "30/360" basis, the pass-through rate in certain months on each such class may be higher or lower than indicated.
(7)   The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                              STRUCTRAL OVERVIEW*

                      [STRUCTURE SCHEMATIC GRAPHIC OMITTED]

*    Excludes the Class 175WJ Certificates and the Class 180ML Certificates
     which only represent interests in the 175 West Jackson Subordinate
     Companion Loan or the 180 Maiden Lane Trust Subordinate Companion Loan, as
     applicable. Payments on these Certificates will be subordinated to payments on the Sequential Pay Certificates only with respect to amounts received in respect of the 175 West Jackson Loan or the 180 Maiden Lane Loan, as
     applicable, as described in the preliminary prospectus supplement.

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                       ALL
                                                                                    MORTGAGE             LOAN              LOAN
GENERAL CHARACTERISTICS                                                               LOANS           GROUP 1           GROUP 2
------------------------------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ....................................................             88              71                17
 Number of Crossed Loan Pools ................................................              4               4                 0
 Number of Mortgaged Properties ..............................................            114              97                17
 Aggregate Balance of all Mortgage Loans ..................................... $1,158,579,900    $997,832,617      $160,747,283

 Number of Mortgage Loans with Balloon Payments(1) ...........................            65               51                14
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ................ $ 843,075,005     $741,397,722      $101,677,283

 Number of Mortgage Loans with Anticipated Repayment Dates(2) ................            17               15                 2
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Dates(2) ..... $ 109,296,963     $101,376,963      $  7,920,000

 Number of Fully Amortizing Mortgage Loans ...................................             1                1                 0
 Aggregate Balance of Fully Amortizing Mortgage Loans ........................ $   3,186,932      $ 3,186,932      $          0

 Number of Non-amortizing Mortgage Loans .....................................             5                4                 1
 Aggregate Balance of Non-amortizing Mortgage Loans .......................... $ 203,021,000     $151,871,000      $ 51,150,000

 Average Balance of Mortgage Loans ........................................... $  13,165,681     $ 14,053,981      $  9,455,723
 Minimum Balance of Mortgage Loans ........................................... $   1,148,996     $  1,148,996      $  2,000,000
 Maximum Balance of Mortgage Loans ........................................... $ 112,500,000     $112,500,000      $ 51,150,000

 Maximum Balance for a group of cross-collateralized and cross-defaulted
  Mortgage Loans(3) .......................................................... $  42,184,000     $ 42,184,000      $          0

 Weighted Average LTV ratio ..................................................         69.5%            68.6%             74.9%
 Minimum LTV ratio ...........................................................         44.3%            44.3%             64.6%
 Maximum LTV ratio ...........................................................         81.4%            81.4%             80.0%

 Weighted Average DSCR(4) ....................................................         1.56x            1.58x             1.43x
 Minimum DSCR ................................................................         1.20x            1.20x             1.21x
 Maximum DSCR ................................................................         2.61x            2.61x             1.70x

 Weighted Average LTV at Maturity or Anticipated Repayment Date ..............         61.2%            60.0%             68.5%

 Weighted Average Mortgage Loan interest rate ................................        5.648%           5.684%            5.423%
 Minimum Mortgage Loan interest rate .........................................        5.000%           5.000%            5.030%
 Maximum Mortgage Loan interest rate .........................................        6.670%           6.670%            6.500%

 Weighted Average Remaining Term to Maturity or Anticipated Repayment
  Date (months) ..............................................................           104              106                93
 Minimum Remaining Term to Maturity or Anticipated Repayment Date
  (months) ...................................................................            56               57                56
 Maximum Remaining Term to Maturity or Anticipated Repayment Date
  (months) ...................................................................           238              238               177

 Weighted Average Occupancy Rate(5) ..........................................         94.7%            95.0%             93.3%

(1)   Does not include mortgage loans with anticipated repayment dates or mortgage loans that are interest-only for their entire term.
(2)   Not including mortgage loans that are interest-only for their entire term.
(3)   Consists of a group of 4 individual mortgage loans (loan numbers 7, 46,
      53 and 87).
(4)   For purposes of determining the debt service coverage ratio of 2 Mortgage
      Loans (loan numbers 19 and 70, representing 1.7% of the Cut-Off Date Pool
      Balance and 2.0% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available in cash reserves. For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 62, representing 0.3% of the Cut-Off Date Pool Balance and 2.4% of the Cut-Off Date Group 2 Balance), such ratio was reduced by taking into account amounts available in a letter of credit.
(5)   Excludes 2 mortgage loans secured by hospitality properties, representing
      2.2% of the Cut-Off Date Pool Balance (2.5% of the Cut-Off Date Group 1
      Balance).

*     Two (2) Mortgage Loans (loan numbers 1 and 3), representing 17.7% of the
      Cut-Off Date Pool Balance and 20.6% of the Cut-Off Date Group 1 Balance,
      are each part of a pari passu split loan structure. With respect to these
      Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                             Office             47.1%
                             Retail             28.2%
                             Multifamily        17.2%
                             Mobile Home Park    3.6%
                             Hospitality         2.2%
                             Industrial          1.5%
                             Land                0.2%

PROPERTY TYPE

                                                          % OF      % OF      % OF
                                         AGGREGATE      CUT-OFF   CUT-OFF   CUT-OFF
                          NUMBER OF       CUT-OFF         DATE      DATE      DATE      WEIGHTED
                          MORTGAGED         DATE          POOL    GROUP 1   GROUP 2      AVERAGE          MIN/MAX
     PROPERTY TYPE       PROPERTIES      BALANCE(1)     BALANCE   BALANCE   BALANCE      DSCR(2)           DSCR
----------------------- ------------ ----------------- --------- --------- ---------   ---------- ----------------------

 Office                       23      $  545,524,621    47.1%     54.7%      0.0%         1.66x        1.23x/2.61x
 Retail                       34         327,289,689    28.2      32.8       0.0          1.52x        1.20x/2.14x
  Retail - Anchored           26         293,010,386    25.3      29.4       0.0          1.53x        1.22x/2.14x
  Retail - Shadow
   Anchored(3)                 4          21,189,732     1.8       2.1       0.0          1.48x        1.20x/1.81x
  Retail - Unanchored          4          13,089,571     1.1       1.3       0.0          1.37x        1.30x/1.42x
 Multifamily                  23         199,662,566    17.2       3.9     100.0          1.41x        1.21x/1.70x
 Mobile Home Park             24          41,474,598     3.6       4.2       0.0          1.32x        1.20x/1.35x
 Hospitality                   2          25,241,729     2.2       2.5       0.0          1.47x        1.45x/1.49x
 Industrial                    6          16,988,792     1.5       1.7       0.0          1.55x        1.38x/1.71x
 Land(4)                       2           2,397,905     0.2       0.2       0.0          1.50x        1.48x/1.52x
                             114      $1,158,579,900   100.0%    100.0%    100.0%         1.56X        1.20X/2.61X

                          WEIGHTED
                          AVERAGE       MIN/MAX
                          CUT-OFF       CUT-OFF       WEIGHTED
                            DATE         DATE          AVERAGE
     PROPERTY TYPE       LTV RATIO     LTV RATIO    MORTGAGE RATE
----------------------- ----------- -------------- --------------

 Office                    67.0%     51.7%/ 81.4%      5.802%
 Retail                    68.8%     44.3%/ 79.8%      5.473%
  Retail - Anchored        68.6%     44.3%/ 79.8%      5.450%
  Retail - Shadow
   Anchored(3)             68.3%     61.0%/ 69.9%      5.506%
  Retail - Unanchored      74.8%     73.2%/ 76.1%      5.938%
 Multifamily               75.7%     64.6%/ 80.0%      5.406%
 Mobile Home Park          79.9%     79.4%/ 80.0%      5.543%
 Hospitality               69.9%     69.9%/ 69.9%      6.654%
 Industrial                63.4%     53.2%/ 75.2%      5.659%
 Land(4)                   64.0%     62.1%/ 65.7%      5.800%
                           69.5%     44.3%/ 81.4%      5.648%

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2)   For purposes of determining the debt service coverage ratio of 2 Mortgage
      Loans (loan numbers 19 and 70, representing 1.7% of the Cut-Off Date Pool
      Balance and 2.0% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available in cash reserves. For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 62, representing 0.3% of the Cut-Off Date Pool Balance and 2.4% of the Cut-Off Date Group 2 Balance), such ratio was reduced by taking into account amounts available in a letter of credit.
(3)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.
(4)   Specifically, the fee interest in land, which the ground tenant has improved and leased as a retail building. The retail building is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the borrower.
*     Two (2) Mortgage Loans (loan numbers 1 and 3), representing 17.7% of the
      Cut-Off Date Pool Balance and 20.6% of the Cut-Off Date Group 1 Balance,
      are each part of a pari passu split loan structure. With respect to these
      Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
      Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                [MAP OMITTED]

                             Northern       6.6%
                             Southern       3.6%
                             CA            10.2%
                             AZ             5.0%
                             IL            10.5%
                             SC             8.9%
                             FL             6.3%
                             NJ            13.7%
                             NY             9.6%

                OTHER STATES: 35.8% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                                                        WEIGHTED
                                 AGGREGATE         % OF           % OF           % OF                   AVERAGE
                  NUMBER OF       CUT-OFF      CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   WEIGHTED    CUT-OFF      WEIGHTED
                  MORTGAGED        DATE            POOL          GROUP 1        GROUP 2      AVERAGE      DATE        AVERAGE
     STATES      PROPERTIES     BALANCE(1)        BALANCE        BALANCE        BALANCE      DSCR(2)   LTV RATIO   MORTGAGE RATE
--------------- ------------ ---------------- -------------- -------------- -------------- ---------- ----------- --------------

 NJ                   11      $  159,109,106       13.7%          15.9%           0.0%        1.28x      79.3%       6.118%
 IL                    3         122,095,161       10.5           12.2            0.0         1.71x      54.1%       5.866%
 CA                    9         117,761,668       10.2           10.4            8.4         1.51x      71.1%       5.566%
  Northern(3)          5          76,600,000        6.6            7.7            0.0         1.57x      71.1%       5.567%
  Southern(3)          4          41,161,668        3.6            2.8            8.4         1.42x      71.1%       5.563%
 NY                    2         111,000,000        9.6           11.1            0.0         2.39x      56.2%       5.444%
 SC                    2         102,557,683        8.9           10.3            0.0         1.76x      60.6%       5.115%
 FL                   12          72,875,221        6.3            5.6           10.5         1.50x      69.5%       5.862%
 AZ                    2          58,350,000        5.0            0.0           36.3         1.56x      72.8%       5.045%
 Other                73         414,831,061       35.8           34.4           44.8         1.37x      75.1%       5.660%
                     114      $1,158,579,900      100.0%         100.0%         100.0%        1.56X      69.5%       5.648%

 o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 28 STATES AND THE DISTRICT
      OF COLUMBIA.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2)   For purposes of determining the debt service coverage ratio of 2 Mortgage
      Loans (loan numbers 19 and 70, representing 1.7% of the Cut-Off Date Pool
      Balance and 2.0% of the Cut-Off Date Group 1 Balance), such ratios were reduced by taking into account amounts available in cash reserves. For purposes of determining the debt service coverage ratio of 1 Mortgage
      Loan (loan number 62, representing 0.3% of the Cut-Off Date Pool Balance and 2.4% of the Cut-Off Date Group 2 Balance), such ratio was reduced by taking into account amounts available in a letter of credit.

(3)   For purposes of determining whether a Mortgaged Property is located in
      Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County
      were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

*    Two (2) Mortgage Loans (loan numbers 1 and 3), representing 17.7% of the
     Cut-Off Date Pool Balance and 20.6% of the Cut-Off Date Group 1 Balance,
     are each part of a pari passu split loan structure. With respect to these
     Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
     Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

           RANGE OF            NUMBER OF      AGGREGATE
           CUT-OFF              MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
        DATE BALANCES            LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------

  (less than)  $2,000,000         7        $   10,794,083       0.9%      0.9%       1.2%
  $2,000,001 - $3,000,000         8            20,129,024       1.7       1.8        1.5
  $3,000,001 - $4,000,000         15           51,618,354       4.5       4.1        6.8
  $4,000,001 - $5,000,000         7            31,179,126       2.7       1.4       11.0
  $5,000,001 - $6,000,000         7            38,871,012       3.4       3.3        3.4
  $6,000,001 - $7,000,000         2            13,676,175       1.2       1.4        0.0
  $7,000,001 - $8,000,000         4            29,551,008       2.6       2.2        4.5
  $8,000,001 - $9,000,000         2            16,883,283       1.5       1.7        0.0
  $9,000,001 - $10,000,000        2            19,250,000       1.7       1.9        0.0
  $10,000,001 - $15,000,000       15          190,459,598      16.4      12.7       39.8
  $15,000,001 - $20,000,000       8           140,198,915      12.1      14.1        0.0
  $20,000,001 - $25,000,000       3            64,050,000       5.5       6.4        0.0
  $25,000,001 - $30,000,000       1            26,000,000       2.2       2.6        0.0
  $30,000,001 - $35,000,000       1            30,480,000       2.6       3.1        0.0
  $45,000,001 - $50,000,000       1            46,000,000       4.0       4.6        0.0
  $50,000,001 - $55,000,000       1            51,150,000       4.4       0.0       31.8
  $70,000,001 - $75,000,000       1            72,955,000       6.3       7.3        0.0
  $80,000,001 - $112,500,000      3           305,334,321      26.4      30.6        0.0
-------------------------------------------------------------------------------------------
                                  88       $1,158,579,900     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------
  MIN: $1,148,996               MAX:  $112,500,000             WTD. AVERAGE:  $13,165,681

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

     RANGE OF      NUMBER OF      AGGREGATE
   UNDERWRITTEN     MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
      DSCRS          LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------
   1.20x - 1.24x      12       $  112,838,155       9.7%      8.2%      19.6%
   1.25x - 1.29x      15          198,100,522      17.1      18.0       11.5
   1.30x - 1.34x      13          111,950,424       9.7       9.0       13.6
   1.35x - 1.39x      13          120,644,223      10.4      11.7        2.4
   1.40x - 1.44x      5            22,680,929       2.0       1.9        2.6
   1.45x - 1.49x      12          102,236,195       8.8       8.6       10.3
   1.50x - 1.54x      3            16,848,909       1.5       1.7        0.0
   1.55x - 1.59x      2            65,761,158       5.7       1.5       31.8
   1.60x - 1.64x      1            12,721,065       1.1       1.3        0.0
   1.65x - 1.69x      1            10,000,000       0.9       1.0        0.0
   1.70x - 1.74x      4           178,882,729      15.4      16.6        8.1
   1.75x - 1.79x      2           101,726,272       8.8      10.2        0.0
   1.80x - 1.84x      1             2,028,064       0.2       0.2        0.0
   1.90x - 1.94x      1             4,000,000       0.3       0.4        0.0
   2.00x - 2.04x      1             2,290,256       0.2       0.2        0.0
   2.10x - 2.14x      1             2,871,000       0.2       0.3        0.0
   2.30x - 2.61x      1            93,000,000       8.0       9.3        0.0
------------------------------------------------------------------------------
                      88       $1,158,579,900     100.0%    100.0%     100.0%
------------------------------------------------------------------------------
  MIN: 1.20x                      MAX: 2.61x            WTD. AVERAGE:  1.56x

MORTGAGE RATE

                   NUMBER OF      AGGREGATE
     RANGE OF       MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
  MORTGAGE RATES     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------------------------------------------------------------------------
  5.000% - 5.249%     11       $  237,540,550       20.5%     15.8%      49.6%
  5.250% - 5.499%     14          226,272,684       19.5      21.0       10.3
  5.500% - 5.749%     23          219,050,831       18.9      20.1       11.8
  5.750% - 5.999%     22          230,757,402       19.9      20.4       16.8
  6.000% - 6.249%     9            72,012,771        6.2       5.9        8.1
  6.250% - 6.499%     6           142,167,053       12.3      14.2        0.0
  6.500% - 6.670%     3            30,778,608        2.7       2.5        3.4
-------------------------------------------------------------------------------
                      88       $1,158,579,900      100.0%    100.0%     100.0%
-------------------------------------------------------------------------------
  MIN: 5.000%                 MAX: 6.670%                 WTD. AVERAGE: 5.648%

CUT-OFF DATE LOAN-TO-VALUE RATIO

     RANGE OF
     CUT-OFF       NUMBER OF      AGGREGATE
       DATE         MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
    LTV RATIOS       LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------
  40.01% - 50.00%     2        $    4,182,207       0.4%      0.4%       0.0%
  50.01% - 55.00%     5           216,971,000      18.7      21.7        0.0
  60.01% - 65.00%     9           136,502,649      11.8      12.4        8.1
  65.01% - 70.00%     14          119,719,851      10.3      12.0        0.0
  70.01% - 75.00%     23          289,524,817      25.0      21.6       46.3
  75.01% - 80.00%     34          318,724,377      27.5      24.6       45.7
  80.01% - 81.42%     1            72,955,000       6.3       7.3        0.0
-------------------------------------------------------------------------------
                      88       $1,158,579,900     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------
  MIN: 44.3%                  MAX: 81.4%               WTD. AVERAGE:  69.5%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

       RANGE OF         NUMBER OF      AGGREGATE
 MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
 LOAN-TO-VALUE RATIOS     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------

  0.00% - 5.00%            1        $    3,186,932       0.3%      0.3%       0.0%
  30.01% - 40.00%          2             4,182,207       0.4       0.4        0.0
  40.01% - 50.00%          5           227,659,442      19.6      22.8        0.0
  50.01% - 55.00%          10          125,086,561      10.8      12.0        3.4
  55.01% - 60.00%          13          108,875,207       9.4       9.6        8.1
  60.01% - 65.00%          19          170,991,687      14.8      15.4       11.0
  65.01% - 70.00%          24          208,873,700      18.0      16.8       25.7
  70.01% - 75.00%          12          290,284,164      25.1      22.7       39.7
  75.01% - 77.77%          2            19,440,000       1.7       0.0       12.1
------------------------------------------------------------------------------------
                           88       $1,158,579,900     100.0%    100.0%     100.0%
------------------------------------------------------------------------------------
  MIN: 0.0%                         MAX: 77.8%                WTD. AVERAGE:  61.2%

(1)   For purposes of determining the debt service coverage ratio of 2 Mortgage
      Loans (loan numbers 19 and 70, representing 1.7% of the Cut-Off Date Pool
      Balance and 2.0% of the Cut-Off Date Group 1 Balance, respectively), such ratios were reduced by taking into account amounts available in cash reserves. For purposes of determining the debt service coverage ratio of
      1 Mortgage Loan (loan number 62, representing 0.3% of the Cut-Off Date
      Pool Balance and 2.4% of the Cut-Off Date Group 2 Balance), such ratio was reduced by taking into account amounts available in a letter of credit.

*     Two (2) Mortgage Loans (loan numbers 1 and 3), representing 17.7% of the
      Cut-Off Date Pool Balance and 20.6% of the Cut-Off Date Group 1 Balance,
      are each part of a pari passu split loan structure. With respect to these
      Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based on the aggregate indebtedness of each such
      Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

   RANGE OF
   ORIGINAL
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF         % OF        % OF
   (MONTHS)      LOANS         BALANCE         POOL       GROUP 1      GROUP 2
--------------------------------------------------------------------------------
    0 -  60       7       $  148,735,164        12.8%        7.8%        43.9%
   61 -  84       9          181,641,178        15.7        17.8          2.7
   85 - 108       1            2,028,064         0.2         0.2          0.0
  109 - 120       68         810,726,561        70.0        73.2         50.0
  169 - 180       2           12,262,001         1.1         0.7          3.4
  229 - 240       1            3,186,932         0.3         0.3          0.0
--------------------------------------------------------------------------------
                  88      $1,158,579,900       100.0%      100.0%       100.0%
--------------------------------------------------------------------------------
  MIN: 60                     MAX: 240                WTD. AVERAGE: 106

ORIGINAL AMORTIZATION TERM

    RANGE OF
    ORIGINAL
  AMORTIZATION    NUMBER OF      AGGREGATE
      TERMS        MORTGAGE     CUT-OFF DATE      % OF        % OF        % OF
    (MONTHS)        LOANS         BALANCE         POOL      GROUP 1      GROUP 2
--------------------------------------------------------------------------------
  229 - 264          1       $    3,186,932        0.3%        0.3%         0.0%
  265 - 300          8          174,883,377       15.1        17.5          0.0
  349 - 360          74         777,488,591       67.1        66.9         68.2
  Non-amortizing     5          203,021,000       17.5        15.2         31.8
--------------------------------------------------------------------------------
                     88      $1,158,579,900      100.0%      100.0%       100.0%
--------------------------------------------------------------------------------
  MIN:  240                             MAX:  360            WTD. AVERAGE:  349*

*     Excludes the non-amortizing loans.

SEASONING

             NUMBER OF      AGGREGATE
 SEASONING    MORTGAGE     CUT-OFF DATE       % OF          % OF          % OF
  (MONTHS)     LOANS         BALANCE          POOL        GROUP 1       GROUP 2
--------------------------------------------------------------------------------
  0 - 12        88      $1,158,579,900        100.0%        100.0%        100.0%
--------------------------------------------------------------------------------
                88      $1,158,579,900        100.0%        100.0%        100.0%
--------------------------------------------------------------------------------
  MIN:  0                          MAX:  11                    WTD. AVERAGE:  2

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF         % OF        % OF
   (MONTHS)      LOANS         BALANCE         POOL       GROUP 1      GROUP 2
--------------------------------------------------------------------------------
    0 -  60       8       $  241,735,164        20.9%       17.2%        43.9%
   61 -  84       8           88,641,178         7.7         8.5          2.7
   85 - 108       1            2,028,064         0.2         0.2          0.0
  109 - 120       68         810,726,561        70.0        73.2         50.0
  169 - 180       2           12,262,001         1.1         0.7          3.4
  229 - 240       1            3,186,932         0.3         0.3          0.0
--------------------------------------------------------------------------------
                  88      $1,158,579,900       100.0%      100.0%       100.0%
--------------------------------------------------------------------------------
  MIN:  56                         MAX:  238                 WTD. AVERAGE:  104

REMAINING STATED AMORTIZATION TERM

    RANGE OF
    REMAINING
  AMORTIZATION    NUMBER OF      AGGREGATE
      TERMS        MORTGAGE     CUT-OFF DATE      % OF        % OF        % OF
    (MONTHS)        LOANS         BALANCE         POOL      GROUP 1      GROUP 2
--------------------------------------------------------------------------------
  229 - 264          1       $    3,186,932        0.3%        0.3%         0.0%
  265 - 300          8          174,883,377       15.1        17.5          0.0
  349 - 360          74         777,488,591       67.1        66.9         68.2
  Non-amortizing     5          203,021,000       17.5        15.2         31.8
--------------------------------------------------------------------------------
                     88      $1,158,579,900      100.0%      100.0%       100.0%
--------------------------------------------------------------------------------
  MIN:  238                         MAX:  360              WTD. AVERAGE:  348*

*     Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY

                        NUMBER OF      AGGREGATE
      PREPAYMENT         MORTGAGE     CUT-OFF DATE      % OF         % OF         % OF
      PROVISIONS          LOANS         BALANCE         POOL       GROUP 1       GROUP 2
--------------------------------------------------------------------------------------------

  Lockout/Defeasance*
                           83      $1,125,954,724        97.2%       97.5%        95.5%
  Lockout/Yield
    Maintenance            4           25,425,176         2.2         2.5          0.0
  Lockout/Prepayment
    Premium                1            7,200,000         0.6         0.0          4.5
--------------------------------------------------------------------------------------------
                           88      $1,158,579,900       100.0%      100.0%        100.0%
--------------------------------------------------------------------------------------------

*     Includes 1 Mortgage Loan that provides for an additional one-month lockout period after the defeasance period ends.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

DATE                                    NOV-2004        NOV-2005        NOV-2006        NOV-2007        NOV-2008
----------------------------------- --------------- --------------- --------------- --------------- ---------------

 % Lockout                               100.00%         100.00%         39.44%          13.04%           1.35%
 % Defeasance                             0.00            0.00           60.56           85.54           97.23
 % Yield Maintenance                      0.00            0.00            0.00            0.78            0.78
 % Prepayment Premium                     0.00            0.00            0.00            0.64            0.63
 % Open                                   0.00            0.00            0.00            0.00            0.00
 Total                                  100.00%         100.00%         100.00%         100.00%         100.00%
 Total Beg. Balance (in millions)   $ 1,158.58      $ 1,152.13      $ 1,143.78      $ 1,132.32      $ 1,118.33
 % of Initial Pool Balance              100.00%          99.44%          98.72%          97.73%          96.53%

DATE                                   NOV-2009      NOV-2010      NOV-2011      NOV-2012      NOV-2013     NOV-2014
----------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

 % Lockout                              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
 % Defeasance                          96.83         97.81         98.12         97.89         97.62         82.84
 % Yield Maintenance                    2.71          1.72          1.88          1.87          1.87         17.16
 % Prepayment Premium                   0.00          0.00          0.00          0.00          0.00          0.00
 % Open                                 0.46          0.46          0.00          0.24          0.52          0.00
 Total                                100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)   $ 864.19      $ 840.43      $ 751.24      $ 735.66      $ 717.30       $ 12.08
 % of Initial Pool Balance             74.59%        72.54%        64.84%        63.50%        61.91%         1.04%

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after November
      2014, the outstanding loan balances represent less than 1.04% of the
      Cut-Off Date Pool Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

DATE                                  NOV-2004     NOV-2005      NOV-2006      NOV-2007      NOV-2008
----------------------------------- ------------ ------------ ------------- ------------- -------------

 % Lockout                            100.00%      100.00%        40.55%        12.65%         1.57%
 % Defeasance                           0.00         0.00         59.45         86.44         97.52
 % Yield Maintenance                    0.00         0.00          0.00          0.91          0.91
 % Prepayment Premium                   0.00         0.00          0.00          0.00          0.00
 % Open                                 0.00         0.00          0.00          0.00          0.00
 Total                                100.00%      100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)   $ 997.83     $ 991.89      $ 984.44      $ 974.22      $ 961.74
 % of Initial Pool Balance            100.00%       99.40%        98.66%        97.63%        96.38%

DATE                                   NOV-2009      NOV-2010      NOV-2011      NOV-2012      NOV-2013     NOV-2014
----------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

 % Lockout                               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
 % Defeasance                           97.00         98.09         97.90         97.64         97.34         71.73
 % Yield Maintenance                     3.00          1.91          2.10          2.09          2.08         28.27
 % Prepayment Premium                    0.00          0.00          0.00          0.00          0.00          0.00
 % Open                                  0.00          0.00          0.00          0.27          0.58          0.00
 Total                                 100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)    $ 778.93      $ 756.57      $ 672.68      $ 658.58      $ 641.80       $  7.33
 % of Initial Pool Balance              78.06%        75.82%        67.41%        66.00%        64.32%         0.73%

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after November
      2014, the outstanding loan balances represent less than 0.73% of the
      Cut-Off Date Group 1 Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

DATE                                  NOV-2004     NOV-2005      NOV-2006      NOV-2007      NOV-2008
----------------------------------- ------------ ------------ ------------- ------------- -------------

 % Lockout                            100.00%      100.00%        32.59%        15.45%         0.00%
 % Defeasance                           0.00         0.00         67.41         80.00         95.47
 % Yield Maintenance                    0.00         0.00          0.00          0.00          0.00
 % Prepayment Premium                   0.00         0.00          0.00          4.55          4.53
 % Open                                 0.00         0.00          0.00          0.00          0.00
 Total                                100.00%      100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)   $ 160.75     $ 160.24      $ 159.34      $ 158.10      $ 156.58
 % of Initial Pool Balance            100.00%       99.69%        99.12%        98.35%        97.41%

DATE                                   NOV-2009      NOV-2010      NOV-2011      NOV-2012      NOV-2013     NOV-2014
----------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

 % Lockout                               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
 % Defeasance                           95.35         95.36        100.00        100.00        100.00        100.00
 % Yield Maintenance                     0.00          0.00          0.00          0.00          0.00          0.00
 % Prepayment Premium                    0.00          0.00          0.00          0.00          0.00          0.00
 % Open                                  4.65          4.64          0.00          0.00          0.00          0.00
 Total                                 100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)     $ 85.26       $ 83.86       $ 78.56       $ 77.08       $ 75.50       $  4.75
 % of Initial Pool Balance              53.04%        52.17%        48.87%        47.95%        46.97%         2.95%

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after November
      2014, the outstanding loan balances represent less than 2.95% of the
      Cut-Off Date Group 2 Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                       NUMBER OF                                        % OF
                                       MORTGAGE                                      APPLICABLE
                                        LOANS/                               % OF      CUT-OFF
                           MORTGAGE    NUMBER OF              CUT-OFF      INITIAL    DATE LOAN
                             LOAN      MORTGAGED    LOAN        DATE         POOL       GROUP
        LOAN NAME           SELLER    PROPERTIES   GROUP     BALANCE(1)    BALANCE     BALANCE
------------------------- ---------- ------------ ------- --------------- --------- ------------

175 West Jackson ........ Wachovia       1/1         1      $112,500,000      9.7%       11.3%
Coastal Grand Mall ...... Wachovia       1/1         1        99,834,321      8.6        10.0%
180 Maiden Lane ......... Wachovia       1/1         1        93,000,000      8.0         9.3%
Gale Office Pool ........ Wachovia       1/4         1        72,955,000      6.3         7.3%
Deer Valley Village
 Apartments ............. Wachovia       1/1         2        51,150,000      4.4        31.8%
IRS Building -
 Fresno, CA .............  Artesia       1/1         1        46,000,000      4.0         4.6%
ADG Portfolio ........... Wachovia      4/25         1        42,184,000      3.6         4.2%
Slatten Ranch
 (Western Phase) ........ Wachovia       1/1         1        26,000,000      2.2         2.6%
1900 L Street ........... Wachovia       1/1         1        22,750,000      2.0         2.3%
10 Independence
 Boulevard .............. Wachovia       1/1         1        20,900,000      1.8         2.1%
-----------------------------------------------------------------------------------------------
                                        13/37               $587,273,321     50.7%
===============================================================================================
35 Waterview
 Boulevard .............. Wachovia       1/1         1      $ 20,400,000      1.8%        2.0%
Marina Corporate
 Center .................  Artesia       1/1         1        18,500,000      1.6         1.9%
4 Sylvan Way ............ Wachovia       1/1         1        18,000,000      1.6         1.8%
Mahopac Village
 Center ................. Wachovia       1/1         1        18,000,000      1.6         1.8%
Town Center East
 Building 1 .............  Artesia       1/1         1        17,910,000      1.5         1.8%
Plaza West .............. Wachovia       1/1         1        17,650,000      1.5         1.8%
Cronacher Portfolio ..... Wachovia       2/2         1        17,253,375      1.5         1.7%
Ridge Plaza ............. Wachovia       1/1         1        16,982,566      1.5         1.7%
Broadmoor Towne
 Center - North ......... Wachovia       1/1         1        16,770,484      1.4         1.7%
Bay Vista Office
 Building ...............  Artesia       1/1         1        16,385,865      1.4         1.6%
-----------------------------------------------------------------------------------------------
                                        11/11               $177,852,289     15.4%
===============================================================================================
                                        24/48               $765,125,610     66.0%
===============================================================================================

                                                                                             WEIGHTED
                                                           LOAN                  WEIGHTED    AVERAGE
                                                         BALANCE                  AVERAGE      LTV       WEIGHTED
                                                         PER SF/     WEIGHTED     CUT-OFF    RATIO AT    AVERAGE
                                    PROPERTY              UNIT/       AVERAGE    DATE LTV    MATURITY    MORTGAGE
        LOAN NAME                     TYPE                PAD(2)    DSCR(2)(3)   RATIO(2)   OR ARD(2)      RATE
------------------------- ---------------------------- ----------- ------------ ---------- ----------- -----------

175 West Jackson ........        Office - CBD           $    155        1.72x       53.2%      47.9%       5.860%
Coastal Grand Mall ......      Retail - Anchored        $    225        1.77x       60.1%      44.7%       5.090%
180 Maiden Lane .........        Office - CBD           $    171        2.61x       51.7%      51.7%       5.410%
Gale Office Pool ........      Office - Suburban        $    127        1.27x       81.4%      72.6%       6.260%
Deer Valley Village
 Apartments ............. Multifamily - Conventional    $ 61,478        1.59x       71.7%      71.7%       5.030%
IRS Building -
 Fresno, CA .............        Office - CBD           $    255        1.71x       74.2%      74.2%       5.570%
ADG Portfolio ...........       MHP/Multifamily         $ 20,438        1.34x       80.0%      70.3%       5.610%
Slatten Ranch
 (Western Phase) ........      Retail - Anchored        $    220        1.33x       68.9%      61.7%       5.550%
1900 L Street ...........        Office - CBD           $    220        1.23x       76.1%      71.9%       5.450%
10 Independence
 Boulevard ..............      Office - Suburban        $    173        1.26x       72.1%      58.4%       6.260%
------------------------------------------------------------------------------------------------------------------
                                                                      1.72X         65.1%      58.7%       5.579%
==================================================================================================================
35 Waterview
 Boulevard ..............      Office - Suburban        $    118        1.29x       80.0%      71.3%       6.260%
Marina Corporate
 Center .................      Office - Suburban        $    210        1.49x       71.4%      66.9%       5.830%
4 Sylvan Way ............      Office - Suburban        $    171        1.24x       80.0%      64.8%       6.260%
Mahopac Village
 Center .................      Retail - Anchored        $    121        1.25x       79.7%      70.0%       5.620%
Town Center East
 Building 1 .............      Office - Suburban        $    180        1.45x       74.6%      66.3%       5.180%
Plaza West ..............        Office - CBD           $    178        1.33x       74.5%      64.9%       6.190%
Cronacher Portfolio .....      Retail - Various         $    138        1.23x       78.4%      66.3%       5.924%
Ridge Plaza .............      Retail - Anchored        $    148        1.33x       79.7%      73.8%       5.150%
Broadmoor Towne
 Center - North .........      Retail - Anchored        $    117        1.36x       78.0%      66.6%       6.180%
Bay Vista Office
 Building ...............        Office - CBD           $    139        1.39x       68.6%      57.9%       5.850%
------------------------------------------------------------------------------------------------------------------
                                                                      1.34X         76.6%      67.0%       5.851%
==================================================================================================================
                                                                      1.63X         67.7%      60.6%       5.642%
==================================================================================================================

(1)   In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2)   Two (2) Mortgage Loans (loan numbers 1 and 3), representing 17.7% of the
      Cut-Off Date Pool Balance and 20.6% of the Cut-Off Date Group 1 Balance,
      are each part of a pari passu split loan structure. With respect to these
      Mortgage Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per SF/Unit/Pad were based on the aggregate indebtedness of each such Mortgage Loan and the related pari passu companion loans, if any, but exclude the related subordinate companion loans, if any.

(3)   With respect to 1 Mortgage Loan (loan number 19), representing 1.4% of the Cut-Off Date Pool Balance (1.6% of the Cut-Off Date Group 1 Balance),
      the debt service payments were reduced by amounts available in certain cash reserves securing such Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                175 WEST JACKSON
--------------------------------------------------------------------------------

                     [PICTURES OF 175 WEST JACKSON OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                175 WEST JACKSON
--------------------------------------------------------------------------------

                        [MAP OF 175 WEST JACKSON OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                175 WEST JACKSON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    LOAN INFORMATION
------------------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                             Wachovia
 CUT-OFF DATE BALANCE                                                         $112,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                              9.7%
 NUMBER OF MORTGAGE LOANS                                                                1
 LOAN PURPOSE                                                                    Refinance
 SPONSOR                                          Strategic Investment Property Fund, Inc.
                                                                          and Gary Barnett
 TYPE OF SECURITY                                                                      Fee
 MORTGAGE RATE                                                                      5.860%
 MATURITY DATE                                                          September 11, 2014
 AMORTIZATION TYPE                                                                 Balloon
 INTEREST ONLY PERIOD                                                                   36
 ORIGINAL TERM / AMORTIZATION                                                    120 / 360
 REMAINING TERM / AMORTIZATION                                                   118 / 360
 LOCKBOX                                                                               Yes
 SHADOW RATING (S&P/MOODY'S/DBRS)(1)                                        BBB--/Baa3/BBB
 UP-FRONT RESERVES
   TAX/INSURANCE                      Yes
   MASTER LEASE(2)                    $20,000,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                        $12,100
   TI/LC                              $135,850
 ADDITIONAL FINANCING(3)              Pari Passu                              $112,500,000
                                      Subordinate Debt                        $ 55,000,000
                                                       PARI
                                                       PASSU                   WHOLE
                                                     NOTES(4)              MORTGAGE LOAN
                                                   ------------            -----------------
 CUT-OFF DATE BALANCE                              $225,000,000            $280,000,000
 CUT-OFF DATE BALANCE/SF                           $       155             $        193
 CUT-OFF DATE LTV                                         53.2%                  66.2%
 MATURITY DATE LTV                                        47.9%                  59.7%
 UW DSCR ON NCF                                           1.72x                  1.38 x

(1)   S&P, Moody's and DBRS have confirmed that the 175 West Jackson Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment grade obligation.

(2)   Reserve funded in conjunction with execution of master lease by Intell
      Management and Investment Company. Reserve to be held during the first 5 years of the master lease, with reductions only upon the signing of additional leases which reduce the vacancy.

(3)   Future mezzanine debt permitted.

(4)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 175 West Jackson Loan and the 175 West
      Jackson Pari Passu Loan.

---------------------------------------------------------------------
              PROPERTY INFORMATION
---------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                     1
 LOCATION                                                 Chicago, IL
 PROPERTY TYPE                                          Office -- CBD
 SIZE (SF)                                                  1,449,067
 OCCUPANCY AS OF AUGUST 1, 2004                                 90.0%
 YEAR BUILT / YEAR RENOVATED                              1912 / 2002
 APPRAISED VALUE                                         $423,000,000
 PROPERTY MANAGEMENT         Intell Management and Investment Company
 UW ECONOMIC OCCUPANCY                                          90.0%
 UW REVENUES                                             $ 45,840,045
 UW TOTAL EXPENSES                                       $ 17,236,093
 UW NET OPERATING INCOME (NOI)                           $ 28,603,952
 UW NET CASH FLOW (NCF)                                  $ 27,398,334

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                175 WEST JACKSON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                    NET
                                                 RATINGS(1)       RENTABLE      % OF NET         ACTUAL                  % OF ACTUAL
                   TENANT                    MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA      RENT PSF   ACTUAL RENT       RENT
------------------------------------------- ------------------- ----------- ---------------    ---------- ------------- ------------

MWH Energy & Infrastructure ...............   Baa3/BBB--/BBB--     139,067         9.6%         $ 28.19    $ 3,919,996       10.0%
Aon Service Corporation ...................     Baa2/A--/A--       135,029         9.3          $ 29.50      3,983,356       10.1
Intell Management & Investment Co.(2) .....       NR/NR/NR         129,473         8.9          $ 29.00      3,754,717        9.6
US Securities & Exchange Commission .......     Aaa/AAA/AAA        102,613         7.1          $ 32.20      3,304,548        8.4
Navigant Consulting, Inc. .................       NR/NR/NR          72,817         5.0          $ 27.39      1,994,815        5.1
Non-major tenants .........................                        725,161        50.0          $ 30.83     22,355,920       56.9
Vacant ....................................                        144,907        10.0                               0        0.0
                                                                   -------       -----                     -----------      -----
TOTAL .....................................                      1,449,067       100.0%                    $39,313,351      100.0%
                                                                 =========       =====                     ===========      =====

                                                 DATE OF LEASE
                   TENANT                          EXPIRATION
-------------------------------------------   -------------------

MWH Energy & Infrastructure ...............            June 2015
Aon Service Corporation ...................           April 2012
Intell Management & Investment Co.(2) .....            July 2014
US Securities & Exchange Commission .......         January 2012
Navigant Consulting, Inc. .................   Multiple Spaces(3)
Non-major tenants .........................
Vacant ....................................

TOTAL .....................................

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Pursuant to a master lease.
(3)   Under the terms of multiple leases, 5,092 square feet is month-to-month and 67,725 square feet expire May 2012.

--------------------------------------------------------------------------------------------------------------------------
                                                    LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
     YEAR           ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*         ROLLING*
--------------   -------------   -----------   ----------   ------------   ------------   -------------   ----------------

     2004              12          $ 19.52       19,541          1.3%            1.3%           1.0%              1.0%
     2005               0          $  0.00            0          0.0%            1.3%           0.0%              1.0%
     2006               2          $ 32.38       23,033          1.6%            2.9%           1.9%              2.9%
     2007               0          $  0.00            0          0.0%            2.9%           0.0%              2.9%
     2008               5          $ 35.76        5,552          0.4%            3.3%           0.5%              3.4%
     2009               1          $ 28.15          810          0.1%            3.4%           0.1%              3.4%
     2010               1          $ 31.30       19,920          1.4%            4.8%           1.6%              5.0%
     2011               6          $ 31.51      127,050          8.8%           13.5%          10.2%             15.2%
     2012               7          $ 29.42      375,940         25.9%           39.5%          28.1%             43.3%
     2013               3          $ 57.17        4,873          0.3%           39.8%           0.7%             44.0%
     2014               2          $ 29.12      130,243          9.0%           48.8%           9.6%             53.7%
  Thereafter           22          $ 30.49      597,198         41.2%           90.0%          46.3%            100.0%
    Vacant              0            N/A        144,907         10.0%          100.0%           0.0%            100.0%

   *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                175 WEST JACKSON
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "175 West Jackson Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois.
     The 175 West Jackson Loan represents approximately 9.7% of the Cut-Off Date
     Pool Balance. The 175 West Jackson Loan was originated on August 26, 2004, and has a principal balance as of the Cut-Off Date of $112,500,000. The 175
     West Jackson Loan, which is evidenced by a pari passu note dated August 26,
     2004, is a portion of a whole loan with an original principal balance of
     $280,000,000. The other loans related to the 175 West Jackson Loan are evidenced by 2 separate notes, each dated August 26, 2004 (the "175 West
     Jackson Pari Passu Loan", with an original principal balance of
     $112,500,000, and the "175 West Jackson Subordinate Companion Loan", with an original principal balance of $55,000,000). The 175 West Jackson Pari
     Passu Loan will not be an asset of the Trust Fund, while the 175 West
     Jackson Subordinate Companion Loan will be an asset of the Trust Fund;
     however, the 175 West Jackson Subordinate Companion Loan will not be pooled with any Mortgage Loans. The 175 West Jackson Loan, the 175 West Jackson
     Pari Passu Loan and the 175 West Jackson Subordinate Companion Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans". The 175 West Jackson Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 175 West Jackson Loan has a remaining term of 118 months and matures on
     September 11, 2014. The 175 West Jackson Loan may be prepaid on or after
     July 11, 2014, and permits defeasance with United States government obligations beginning the earlier of four years after the origination date or two years from the date of the securitization of the 175 West Jackson
     Pari Passu Loan.

o    THE BORROWER. The borrower is 175 Jackson, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 175 West Jackson Loan. The sponsors are Strategic Investment Property Fund, Inc. and Gary Barnett, the
     principal of Intell Management and Investment Company ("Intell"). Intell is
     a New York-based national owner, developer, construction manager and asset manager of office, retail and multifamily properties. Intell was founded by
     Gary Barnett in 1991 and, along with his partners, is currently serving as manager and primary owner of a portfolio of approximately 10 million square feet of real estate located in New York City, Chicago, Boston and St.
     Louis.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,449,067 square foot office building situated on approximately 1.8 acres. The Mortgaged
     Property was constructed in two phases -- 1912 and 1923 and completely restored and renovated from 2001-2002. The Mortgaged Property is located in
     Chicago, Illinois. As of August 1, 2004, the occupancy rate for the
     Mortgaged Property securing the 175 West Jackson Loan was approximately
     90.0%.

     The largest tenant is MWH Energy & Infrastructure ("MWH"), occupying approximately 139,067 square feet, or approximately 9.6% of the net rentable area. MWH offers design, construction, finance, operation and maintenance services for infrastructure projects in more than 30 countries around the globe. The MWH lease expires in June 2015. The second largest tenant is Aon Service Corporation ("Aon"), occupying approximately 135,029 square feet, or approximately 9.3% of the net rentable area. Aon is one of the world's largest insurance brokerage and consulting companies with divisions specializing in commercial brokerage, consulting services and consumer insurance underwriting. As of October 4, 2004, Aon was rated
     "Baa2" (Moody's), "A-" (S&P) and "A-" (Fitch). The Aon lease expires in
     April 2012. The third largest tenant is Intell, which has leased approximately 129,473 square feet or approximately 8.9% of the net rentable area through a master lease; the space is available for sublease and is currently unoccupied. Intell is the property manager and the sponsor of the borrower. The Intell lease expires in July 2014.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Intell Management and Investment Company, the sponsor of the borrower, is the property manager for the Mortgaged Property securing the
     175 West Jackson Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                               COASTAL GRAND MALL
--------------------------------------------------------------------------------

                    [PICTURES OF COASTAL GRAND MALL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                               COASTAL GRAND MALL
--------------------------------------------------------------------------------

                       [MAP OF COASTAL GRAND MALL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                               COASTAL GRAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                            Wachovia
 CUT-OFF DATE BALANCE                                        $ 99,834,321
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                             8.6%
 NUMBER OF MORTGAGE LOANS                                               1
 LOAN PURPOSE                                                   Refinance
 SPONSOR                   CBL &Associates Properties, Inc. and Burroughs
                                                   & Chapin Company, Inc.
 TYPE OF SECURITY                                                     Fee
 MORTGAGE RATE                                                     5.090%
 MATURITY DATE                                           October 11, 2014
 AMORTIZATION TYPE                                                Balloon
 INTEREST ONLY PERIOD                                                None
 ORIGINAL TERM / AMORTIZATION                                   120 / 300
 REMAINING TERM / AMORTIZATION                                  119 / 299
 LOCKBOX                                                              Yes
 SHADOW RATING (S&P/MOODY'S/DBRS)(1)                    BBB--/Baa2/A(low)

 UP-FRONT RESERVES                 None

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE(2)                 Springing
  REPLACEMENT(2)                   Springing
  TI/LC(2)                         Springing

 ADDITIONAL FINANCING(3)           Subordinate Debt         $ 18,000,000

                                                                  WHOLE
                                                                MORTGAGE
                                       TRUST ASSET                LOAN
                                       ----------------       ------------
 CUT-OFF DATE BALANCE                  $99,834,321          $117,834,321
 CUT-OFF DATE BALANCE/SF               $      225           $        265
 CUT-OFF DATE LTV(4)                         60.1%                71.0%
 MATURITY DATE LTV                           44.7%                55.5%
 UW DSCR ON NCF                              1.77x                1.48 x

(1)   S&P, Moody's and DBRS have confirmed that the Coastal Grand Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment-grade obligation.
(2)   Upon the DSCR for any fiscal year falling to less than 1.15x, reserves will begin collecting for taxes, insurance, replacement and tenant improvements and leasing commissions.
(3)   Future unsecured debt permitted.
(4)   The LTV presented is calculated using the stabilized value as of
      September 1, 2005. Based on the `As is' value of $155,000,000, the
      Cut-Off Date LTV would equal 64.4% for the Trust Asset and 76.0% for the
      Whole Mortgage Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 NUMBER OF MORTGAGED PROPERTIES                                 1
 LOCATION                                       Myrtle Beach, SC
 PROPERTY TYPE                                Retail -- Anchored
 SIZE (SF)                                               444,372
 OCCUPANCY AS OF SEPTEMBER 8, 2004                         90.2%
 YEAR BUILT / YEAR RENOVATED                           2004 / NA
 APPRAISED VALUE*                                   $166,000,000
 PROPERTY MANAGEMENT           CBL & Associates Management, Inc.
 UW ECONOMIC OCCUPANCY                                     95.0%
 UW REVENUES                                        $ 18,100,121
 UW TOTAL EXPENSES                                  $  5,320,193
 UW NET OPERATING INCOME (NOI)                      $ 12,779,928
 UW NET CASH FLOW (NCF)                             $ 12,505,460

*     Value presented is the stabilized value as of September 1, 2005. The `As is' value equals $155,000,000 as of August 25, 2004.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                               COASTAL GRAND MALL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                              % OF       DATE OF
                                         RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL       LEASE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- -------------

ANCHOR TENANATS - ANCHOR OWNED
Dillard's .........................      B2/BB/BB-        155,648               ANCHOR OWNED - NOT PART OF COLLATERAL
Sears .............................     Baa1/BBB/BBB      153,106               ANCHOR OWNED - NOT PART OF COLLATERAL
Belk ..............................       NR/NR/NR        140,000               ANCHOR OWNED - NOT PART OF COLLATERAL
                                                          -------
 TOTAL ANCHOR OWNED ...............                       448,754
ANCHOR TENANATS - COLLATERAL
Dick's Sporting Goods .............       NR/NR/NR         52,000       11.7%  $ 11.00     $   572,000       6.0%  January 2020
Cinemark ..........................      Caa1/B+/NR        51,788       11.7   $ 17.00         880,396       9.3    March 2019
Bed Bath & Beyond .................      NR/BBB/NR         25,121        5.7   $ 12.75         320,293       3.4   January 2015
                                                          -------   --------               -----------     -----
 TOTAL ANCHOR TENANTS .............                       128,909       29.0%  $ 13.75     $ 1,772,689      18.7%
TOP 5 TENANTS
Limited Brands, Inc.(2) ...........     Baa2/BBB/NR        25,754        5.8%  $ 23.16     $   596,374       6.3%  January 2015
Books-A-Million ...................       NR/NR/NR         15,187        3.4   $ 11.05         167,816       1.8   October 2014
Gap/Gap Kids ......................     Ba1/BB+/BB+        11,945        2.7   $ 15.26         182,281       1.9   January 2010
Abercrombie & Fitch ...............       NR/NR/NR          7,024        1.6   $ 20.50         143,992       1.5   January 2015
Charlotte Russe ...................       NR/NR/NR          7,000        1.6   $ 20.00         140,000       1.5    March 2009
                                                          -------   --------               -----------     -----
 TOTAL TOP 5 TENANTS ..............                        66,910       15.1%  $ 18.39     $ 1,230,463      13.0%
Non-Major Tenants . ...............                       205,156       46.2   $ 31.52       6,465,994      68.3
                                                          -------   --------               -----------     -----
OCCUPIED COLLATERAL TOTAL .........                       400,975       90.2%  $ 23.62     $ 9,469,146     100.0%
                                                                                           ===========     =====
Vacant space .. ...................                        43,397        9.8
                                                          -------   --------
COLLATERAL TOTAL ..................                       444,372      100.0%
                                                                    ========
PROPERTY TOTAL ....................                       893,126
                                                          =======

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Includes space leased under the Victoria's Secret, Express for Men,
      Limited Too and Bath and Body Works brands.

-----------------------------------------------------------------------------------------------------------------------
                                               LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE                        CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
--------------   ---------   ----------   ----------   -------------   ------------   ---------------   ---------------

     2004             0       $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2005             0       $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2006             0       $  0.00            0           0.0%            0.0%            0.0%              0.0%
     2007             3       $ 54.41        3,342           0.8%            0.8%            1.9%              1.9%
     2008             0       $  0.00            0           0.0%            0.8%            0.0%              1.9%
     2009            23       $ 29.63       57,351          12.9%           13.7%           17.9%             19.9%
     2010            12       $ 22.29       47,643          10.7%           24.4%           11.2%             31.1%
     2011             2       $ 35.35        3,734           0.8%           25.2%            1.4%             32.5%
     2012             0       $  0.00            0           0.0%           25.2%            0.0%             32.5%
     2013             0       $  0.00            0           0.0%           25.2%            0.0%             32.5%
     2014            38       $ 34.04       79,566          17.9%           43.1%           28.6%             61.1%
  Thereafter         22       $ 17.61      209,339          47.1%           90.2%           38.9%            100.0%
    Vacant            0         N/A         43,397           9.8%          100.0%            0.0%            100.0%

   *     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                               COASTAL GRAND MALL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Coastal Grand Mall Loan") is secured by a first mortgage encumbering a regional mall located in Myrtle Beach, South
     Carolina. The Coastal Grand Mall Loan represents approximately 8.6% of the
     Cut-Off Date Pool Balance. The Coastal Grand Mall Loan was originated on
     September 20, 2004, and has a principal balance as of the Cut-Off Date of
     $99,834,321. The Coastal Grand Mall Loan, which is evidenced by a senior note dated September 20, 2004, is the senior portion of a whole loan with an aggregate original principal balance of $118,000,000. The companion loans related to the Coastal Grand Mall Loan are evidenced by two separate subordinate pari passu notes dated September 20, 2004, each with an original principal balance of $9,000,000 (the "Coastal Grand Mall Companion
     Loans"). The Coastal Grand Mall Companion Loans will not be assets of the
     Trust Fund. The Coastal Grand Mall Loan and the Coastal Grand Mall
     Companion Loans will be governed by an intercreditor and servicing agreement, as described in the preliminary prospectus supplement under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the Pooling and Servicing Agreement.

     The Coastal Grand Mall Loan has a remaining term of 119 months and matures on October 11, 2014. The Coastal Grand Mall Loan may be prepaid on or after
     July 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Coastal Grand, LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Coastal Grand Mall Loan. The sponsor is a joint venture between CBL & Associates Properties, Inc. and Burroughs
     & Chapin Company, Inc. CBL & Associates Properties, Inc., headquartered in
     Chattanooga, Tennessee, is a self-managed, fully integrated real estate investment trust involved in the development, acquisition, leasing and management of regional shopping malls and community retail centers.
     Burroughs & Chapin Company, Inc. is a Myrtle Beach-based real estate firm that has conducted operations in the region for over 100 years.

o    THE PROPERTY. The Mortgaged Property is approximately 444,372 square feet of an approximately 893,126 square foot regional mall situated on approximately 75.1 acres. The Mortgaged Property was constructed in 2004.
     The Mortgaged Property is located in Myrtle Beach, South Carolina, within the Myrtle Beach-Conway-North Myrtle Beach, South Carolina metropolitan statistical area. As of September 8, 2004, the occupancy rate for the
     Mortgaged Property securing the Coastal Grand Mall Loan was approximately
     90.2%.

     The anchor tenants at the Mortgaged Property are Belk Stores, Dillard's,
     Inc., Sears Roebuck & Co., Dick's Sporting Goods, Inc., Bed Bath & Beyond
     and a 14-screen Cinemark theater. Belk Stores, Dillard's, Inc. and Sears
     Roebuck & Co. own their premises and land, which are not part of the collateral. The largest tenant that is part of the Mortgaged Property is
     Dick's Sporting Goods, Inc. ("Dick's"), occupying approximately 52,000 square feet, or approximately 11.7% of the net rentable area. Dick's operates retail stores primarily in the eastern and central United States and offers a broad selection of brand name sporting goods equipment, apparel and footwear. The Dick's lease expires in January 2020. The second largest tenant is Cinemark, Inc. ("Cinemark"), occupying approximately
     51,788 square feet, or approximately 11.7% of the net rentable area.
     Cinemark owns and operates a chain of multiplex movie theatres located throughout North America and Latin America. As of October 7, 2004, Cinemark
     was rated "Caa1" (Moody's) and "B+" (S&P). The Cinemark lease expires in
     March 2019. The third largest tenant is Bed Bath & Beyond, Inc. ("Bed Bath
     & Beyond"), occupying approximately 25,121 square feet, or approximately
     5.7% of the net rentable area. Bed Bath & Beyond is a chain of retail stores that sells domestic merchandise and home furnishings throughout the
     United States. As of October 7, 2004, Bed Bath & Beyond was rated "BBB"
     (S&P). The Bed Bath & Beyond lease expires in January 2015.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account.

o    MANAGEMENT. CBL & Associates Management, Inc., an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the
     Coastal Grand Mall Loan. CBL & Associates Management, Inc. primarily owns regional malls that are well positioned retail facilities in middle market areas with a portfolio that includes approximately 170 properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

                      [PICTURES OF 180 MAIDEN LANE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

                        [MAP OF 180 MAIDEN LANE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                           Wachovia
 CUT-OFF DATE BALANCE                                       $ 93,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                            8.0%
 NUMBER OF MORTGAGE LOANS                                              1
 LOAN PURPOSE                                                Acquisition
 SPONSOR                                                  Joseph Moinian
 TYPE OF SECURITY                                                    Fee
 MORTGAGE RATE                                                    5.410%
 MATURITY DATE                                         November 11, 2009
 AMORTIZATION TYPE                                         Interest Only
 INTEREST ONLY PERIOD                                                 62
 ORIGINAL TERM / AMORTIZATION                                    62 / IO
 REMAINING TERM / AMORTIZATION                                   60 / IO
 LOCKBOX                                                             Yes
 SHADOW RATING (S&P/MOODY'S/DBRS)(1)                     A-/Baa1/A(high)
 UP-FRONT RESERVES
  TAX/INSURANCE                Yes
  TI/LC(2)                     $984,714

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  REPLACEMENT                  $ 13,610

 ADDITIONAL FINANCING          Pari Passu Notes              $ 93,000,000
                               Subordinate Financing         $106,000,000
                               Mezzanine Financing           $ 36,500,000

                                                              WHOLE
                                        PARI PASSU           MORTGAGE
                                         NOTES(3)              LOAN
                                       ------------        ------------
 CUT-OFF DATE BALANCE                  $186,000,000      $292,000,000
 CUT-OFF DATE BALANCE/SF               $       171       $        268
 CUT-OFF DATE LTV                             51.7%            81.1%
 MATURITY DATE LTV                            51.7%            81.1%
 UW DSCR ON NCF                               2.61x            1.66 x

(1)   S&P, Moody's and DBRS have confirmed that the 180 Maiden Lane has, in the context of its inclusion in the trust, credit characteristics consistent with an investment-grade obligation.
(2)   Escrows established at closing related to (1) an outstanding tenant improvement credit of $831,750 for the 25th floor that is available to
      Goldman Sachs at any time and (2) the Stroock & Stroock & Lavan work letter for the 26th floor space equal to $152,964.
(3)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based on the aggregate indebtedness of the 180 Maiden Lane Loan and the 180 Maiden
      Lane Pari Passu Loan.

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                               1
 LOCATION                                          New York, NY
 PROPERTY TYPE                                    Office -- CBD
 SIZE (SF)                                            1,088,763
 OCCUPANCY AS OF SEPTEMBER 1, 2004                       100.0%
 YEAR BUILT / YEAR RENOVATED                        1984 / 2000
 APPRAISED VALUE                                   $360,000,000
 PROPERTY MANAGEMENT                  Cushman & Wakefield, Inc.
 UW ECONOMIC OCCUPANCY                                    99.5%
 UW REVENUES                                       $ 44,723,263
 UW TOTAL EXPENSES                                 $ 18,228,003
 UW NET OPERATING INCOME (NOI)                     $ 26,495,260
 UW NET CASH FLOW (NCF)                            $ 26,222,621

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TENANT SUMMARY
--------------------------------------------------------------------------------
                                                         NET      % OF NET
                                      RATINGS(1)       RENTABLE   RENTABLE
             TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA
-------------------------------- ------------------- ----------- ----------

Goldman Sachs ..................      Aa3/A+/AA-        803,223      73.8%
Stroock & Stroock & Lavan ......       NR/NR/NR         231,932      21.3
Weitz & Luxenberg ..............       NR/NR/NR          28,000       2.6
HeartWorks .....................       NR/NR/NR          10,545       1.0
Nausch, Hogan and Murray .......       NR/NR/NR          10,245       0.9
Non-major tenants ..............                          4,818       0.4
Vacant .........................                              0       0.0
                                                        -------     -----
TOTAL ..........................                      1,088,763     100.0%
                                                      =========     =====

                                                             % OF
                                   ACTUAL                   ACTUAL      DATE OF LEASE
             TENANT               RENT PSF   ACTUAL RENT     RENT         EXPIRATION
-------------------------------- ---------- ------------- ---------- -------------------

Goldman Sachs ..................  $ 38.55    $30,966,468      78.5%       April 2014(2)
Stroock & Stroock & Lavan ......  $ 31.50      7,306,142      18.5   Multiple Spaces(3)
Weitz & Luxenberg ..............  $ 28.00        784,000       2.0           April 2009
HeartWorks .....................  $  0.00              0       0.0           April 2014
Nausch, Hogan and Murray .......  $ 36.00        368,820       0.9          August 2006
Non-major tenants ..............  $  9.55         46,035       0.1
Vacant .........................                       0       0.0
                                             -----------     -----
TOTAL ..........................             $39,471,465     100.0%
                                             ===========     =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   Goldman Sachs has the option to terminate all of its leased space in
      November 2009.
(3)   Under the terms of multiple leases, 8,498 square feet expire in January
      2008, 17,686 square feet expire in January 2013 and 205,748 square feet expire in May 2013.

--------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE %
                                WA BASE                                                   % OF ACTUAL        OF
                 # OF LEASES    RENT/SF    TOTAL SF     % OF TOTAL        CUMULATIVE          RENT      ACTUAL RENT
      YEAR         ROLLING      ROLLING     ROLLING   SF ROLLING(1)   % OF SFROLLING(1)    ROLLING(1)    ROLLING(1)
--------------- ------------- ----------- ---------- --------------- ------------------- ------------- -------------

  2004                 1       $  58.50        100          0.0%              0.0%             0.0%          0.0%
  2005                 0       $   0.00          0          0.0%              0.0%             0.0%          0.0%
  2006                 1       $  36.00     10,245          0.9%              1.0%             0.9%          0.9%
  2007                 0       $   0.00          0          0.0%              1.0%             0.0%          0.9%
  2008                 2       $  34.12      8,591          0.8%              1.7%             0.7%          1.7%
  2009                 1       $  28.00     28,000          2.6%              4.3%             2.0%          3.7%
  2010                 0       $   0.00          0          0.0%              4.3%             0.0%          3.7%
  2011                 0       $   0.00          0          0.0%              4.3%             0.0%          3.7%
  2012                 2       $ 157.21        229          0.0%              4.3%             0.1%          3.8%
  2013                 4       $  31.41    223,434         20.5%             24.9%            17.8%         21.5%
  2014(2)             50       $  38.05    813,768         74.7%             99.6%            78.5%        100.0%
  Thereafter           2       $   0.00      4,396          0.4%            100.0%             0.0%        100.0%
  Vacant               0          N/A            0          0.0%            100.0%             0.0%        100.0%

(1)   Calculated based on the approximate square footage occupied by each tenant.
(2)   Goldman Sachs has the option to terminate all of its leased space in November 2009.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "180 Maiden Lane Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 180 Maiden Lane Loan represents approximately 8.0% of the Cut-Off
     Date Pool Balance. The 180 Maiden Lane Loan was originated on August 19,
     2004, and has a principal balance as of the Cut-Off Date of $93,000,000.
     The 180 Maiden Lane Loan, which is evidenced by a pari passu note dated
     August 19, 2004, is a portion of a whole loan with an original principal balance of $292,000,000. The other loans related to the 180 Maiden Lane
     Loan are evidenced by 3 separate notes, each dated August 19, 2004 (the
     "180 Maiden Lane Pari Passu Loan", with an original principal balance of
     $93,000,000, the "180 Maiden Lane Trust Subordinate Companion Loan", with an original principal balance of $69,500,000, and the "180 Maiden Lane
     Non-Trust Subordinate Companion Loan", with an original principal balance of $36,500,000). The 180 Maiden Lane Pari Passu Loan and the 180 Maiden
     Lane Non-Trust Subordinate Companion Loan will not be assets of the Trust
     Fund, while the 180 Maiden Lane Trust Subordinate Companion Loan will be an asset of the Trust Fund; however, the 180 Maiden Lane Trust Subordinate
     Companion Loan will not be pooled with any Mortgage Loans. The 180 Maiden
     Lane Loan, the 180 Maiden Lane Pari Passu Loan, the 180 Maiden Lane Trust
     Subordinate Companion Loan and the 180 Maiden Lane Non-Trust Subordinate
     Companion Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the preliminary prospectus supplement under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 180 Maiden Lane
     Loan provides for interest-only payments for the entire loan term.

     The 180 Maiden Lane Loan has a remaining term of 60 months and matures on
     November 11, 2009. The 180 Maiden Lane Loan may be prepaid on or after
     September 11, 2009, and permits defeasance with United States government obligations beginning the earlier of four years after the origination date or two years from the date of the last securitization of any portion of the
     180 Maiden Lane Loan and its related Companion Loans.

o    THE BORROWER. The borrower is Almah LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 180 Maiden Lane Loan. The sponsor is Joseph
     Moinian. Joseph Moinian has been actively involved in New York City commercial real estate for over 15 years and currently controls a portfolio of properties in excess of 6 million square feet of office space and approximately 1,200 apartment units.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,088,763 square foot office building situated on approximately 1.1 acres. The Mortgaged
     Property was constructed in 1984 and renovated in 2000. The Mortgaged
     Property is located in New York, New York. As of September 1, 2004, the occupancy rate for the Mortgaged Property securing the 180 Maiden Lane Loan was approximately 100.0%.

     The largest tenant is Goldman Sachs, occupying approximately 803,223 square feet, or approximately 73.8% of the net rentable area. Goldman Sachs is a global investment banking, securities and investment management firm that provides a range of services worldwide to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As of October 3, 2004, Goldman Sachs was rated "Aa3" (Moody's), "A+" (S&P) and "AA--" (Fitch). The Goldman Sachs
     lease expires in April 2014; however, Goldman Sachs has the option to terminate all of its leased space in November 2009. This option may be exercised with 18 months notice and the payment of a termination fee equal to approximately nine months rent. Pursuant to the terms of the loan documents, in the event that Goldman Sachs exercises this termination option, the mortgagee will have the right to trap excess cash flow for the
     18-month notice period in addition to the termination fee, which will be held in a mortgagee-controlled escrow account. The second largest tenant is
     Stroock & Stroock & Lavan LLP ("Stroock"), occupying approximately 231,932 square feet, or approximately 21.3% of the net rentable area. Stroock is a law firm specializing in capital markets, litigation and real estate matters with over 350 attorneys practicing in New York, Los Angeles and
     Miami. The Stroock lease expires in various years, the largest being approximately 205,748 square feet in May 2013. Stroock has the right to terminate its lease of the 39th floor in June 2008 with a termination fee of $1.64 million with 12 months notice. The third largest tenant is Weitz &
     Luxenberg, P.C. ("Weitz & Luxenberg"), occupying approximately 28,000 square feet, or approximately 2.6% of the net rentable area. Weitz &
     Luxenberg is a law firm specializing in mass tort, product liability and personal injury litigation with over 50 attorneys practicing in New York
     City. The Weitz & Luxenberg lease expires in April 2009.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                180 MAIDEN LANE
--------------------------------------------------------------------------------

o    MEZZANINE DEBT. A mezzanine loan in the amount of $36,500,000 was originated on August 19, 2004. The mezzanine loan is not an asset of the
     Trust Fund and is secured by a pledge of the equity interests in the borrower.

o    MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the
     Mortgaged Property securing the 180 Maiden Lane Loan. Cushman & Wakefield, with offices in approximately 50 countries, provides property management services for nearly 300 million square feet of commercial space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

                     [PICTURES OF GALE OFFICE POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

                        [MAP OF GALE OFFICE POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                           LOAN INFORMATION
-------------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                       Wachovia
 CUT-OFF DATE BALANCE                                                    $72,955,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                        6.3%
 NUMBER OF MORTGAGE LOANS                                                          1
 LOAN PURPOSE                                                            Acquisition
 SPONSOR
 The Gale Company L.L.C.and SL Green Realty
                                                                         Corporation
 TYPE OF SECURITY                                                                Fee
 MORTGAGE RATE                                                                6.260%
 MATURITY DATE                                                       August 11, 2014
 AMORTIZATION TYPE                                                           Balloon
 INTEREST ONLY PERIOD                                                             24
 ORIGINAL TERM / AMORTIZATION                                              120 / 360
 REMAINING TERM / AMORTIZATION                                             117 / 360
 LOCKBOX                                                                         Yes
 UP-FRONT RESERVES
   TAX/INSURANCE                             Yes
   ENGINEERING                               $20,563
   ROLLOVER(1)                               $1,350,000
   TI/LC(2)                                  $3,779,546
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                             Yes
   REPLACEMENT                               $11,978
   TI/LC                                     $59,889
 ADDITIONAL FINANCING(3)                               Credit Facility   $25,000,000

 CUT-OFF DATE BALANCE                                                    $72,955,000
 CUT-OFF DATE BALANCE/SF                                                        $127
 CUT-OFF DATE LTV                                                              81.4%
 MATURITY DATE LTV                                                             72.6%
 UW DSCR ON NCF                                                                1.27x

(1)   Reserve funded at closing to be used for general rollover needs across the properties.
(2)   Reserve established for costs associated with recent leases of certain tenants.
(3)   An affiliate of the borrowers has a revolving line of credit that is secured, in part, by an interest in the borrowers for purposes of funding tenant improvement and leasing commissions for a 36 property portfolio owned by the sponsors. This line of credit is also secured by the ownership interests in the property owners of the related portfolio properties and may be used to fund tenant improvement and leasing commission reserves related to properties not included in the Trust Fund.
      As of October 11, 2004, the total financing secured by the 36 property portfolio (which includes the Mortgaged Properties securing the Gale
      Office Pool Loan) was approximately $476,650,000.

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                4
 LOCATION                                            Various, NJ
 PROPERTY TYPE                                Office -- Suburban
 SIZE (SF)                                               573,877
 OCCUPANCY AS OF JULY 28, 2004 (OR
 AUGUST 1, 2004)                                           95.8%
 YEAR BUILT / YEAR RENOVATED                        Various / NA
 APPRAISED VALUE                                     $89,600,000
 PROPERTY MANAGEMENT*                 Various Sponsor Affiliates
 UW ECONOMIC OCCUPANCY                                     92.5%
 UW REVENUES                                         $12,932,715
 UW TOTAL EXPENSES                                   $ 5,482,963
 UW NET OPERATING INCOME (NOI)                       $ 7,449,751
 UW NET CASH FLOW (NCF)                              $ 6,835,715

*     The Gale Management Company, L.L.C., The Gale Construction Company,
      L.L.C., The Gale Construction Services Company, L.L.C., The Gale Real
      Estate Advisors Company, L.L.C., The Gale Investment Services Company,
      L.L.C.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                            GALE OFFICE POOL SUMMARY
-----------------------------------------------------------------------------------------------------------------------
                                                       ALLOCATED    CUT-OFF DATE
                                                        CUT-OFF        BALANCE
         PROPERTY NAME             CITY      STATE   DATE BALANCE      PER SF      YEAR BUILT   NRA(SF)     OCCUPANCY*
--------------------------------------------------------------------------------  ------------ ---------   ------------

Gale Office Pool
 20 Waterview Boulevard ...... Parsippany     NJ     $ 27,683,817       $ 122        1988       226,142         96.7%
 85 Livingston Avenue ........ Roseland     NJ         17,098,828       $ 137        1985       124,547        100.0%
 6 Becker Farm Road .......... Roseland     NJ         15,958,906       $ 124        1983       128,786         92.9%
 75 Livingston Avenue ........ Roseland     NJ         12,213,449       $ 129        1984        94,402         92.0%
                                                     ------------                               -------
                                                     $ 72,955,000       $ 127                   573,877         95.8%
                                                     ============                               =======

                                  UNDERWRITTEN
                                      NET
         PROPERTY NAME             CASH FLOW    APPRAISED VALUE
------------------------------   ------------- ----------------

Gale Office Pool
 20 Waterview Boulevard ......    $ 2,568,495    $ 34,000,000
 85 Livingston Avenue ........      1,536,384      21,000,000
 6 Becker Farm Road ..........      1,552,442      19,600,000
 75 Livingston Avenue ........      1,178,395      15,000,000
                                  -----------    ------------
                                  $ 6,835,716    $ 89,600,000
                                  ===========    ============

*     Occupancy as of July 28, 2004 for the 20 Waterview Boulevard, 75
      Livingston Avenue, and 85 Livingston Avenue Mortgaged Properties and as
      of August 1, 2004 for the 6 Becker Farm Road Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                         NET     % OF NET                                % OF
                                       RATINGS        RENTABLE   RENTABLE    ACTUAL                     ACTUAL    DATE OF LEASE
             TENANT               MOODY'S/S&P/FITCH   AREA(SF)     AREA     RENT PSF    ACTUAL RENT      RENT      EXPIRATION
-------------------------------- ------------------- ---------- ---------- ---------- --------------- ---------- --------------

  Lowenstein, Sandler, PC ...... NR/NR/NR              82,107       14.3%  $ 24.25     $  1,991,095       15.2%    August 2017
  Connell Foley & Geiser . ..... NR/NR/NR              68,999       12.0   $ 23.00        1,586,977       12.1   December 2015
  Torre Lazur, Inc. ............ NR/NR/NR              54,379        9.5   $ 24.00        1,305,096       10.0       June 2010
  One Call Medical .. .......... NR/NR/NR              41,735        7.3   $ 20.00          834,700        6.4       July 2013
  American Mgmt ................ NR/NR/NR              37,019        6.5   $ 25.97          961,384        7.3    October 2005
  Non-major tenants . ..........                      265,319       46.2   $ 24.19        6,418,283       49.0
  Vacant . .....................                       24,319        4.2                          0        0.0
                                                      -------      -----               ------------      -----
  TOTAL ........................                      573,877      100.0%              $ 13,097,535      100.0%
                                                      =======      =====               ============      =====

-----------------------------------------------------------------------------------------------------------
                                       LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------
                  # OF    WA BASE                            CUMULATIVE                    CUMULATIVE %
                 LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF     % OF ACTUAL    OF ACTUAL RENT
     YEAR       ROLLING   ROLLING    ROLLING   SF ROLLING*    ROLLING*    RENT ROLLING*      ROLLING*
-------------- --------- --------- ---------- ------------- ------------ --------------- ---------------

     2004      1         $  0.00      2,742         0.5%          0.5%          0.0%            0.0%
     2005      6         $ 26.09     72,161        12.6%         13.1%         14.4%           14.4%
     2006      2         $ 24.73     38,386         6.7%         19.7%          7.2%           21.6%
     2007      5         $ 23.75     23,200         4.0%         23.8%          4.2%           25.8%
     2008      2         $ 24.92     23,076         4.0%         27.8%          4.4%           30.2%
     2009      6         $ 23.59     31,722         5.5%         33.3%          5.7%           35.9%
     2010      3         $ 23.45     86,438        15.1%         48.4%         15.5%           51.4%
     2011      1         $ 23.50     13,841         2.4%         50.8%          2.5%           53.9%
     2012      2         $ 26.81     40,151         7.0%         57.8%          8.2%           62.1%
     2013      2         $ 20.00     41,735         7.3%         65.1%          6.4%           68.5%
     2014      1         $ 22.00     25,000         4.4%         69.4%          4.2%           72.7%
  Thereafter   2         $ 23.68    151,106        26.3%         95.8%         27.3%          100.0%
    Vacant     0            N/A      24,319         4.2%        100.0%          0.0%          100.0%

*    Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                GALE OFFICE POOL
--------------------------------------------------------------------------------

o    THE LOANS. The Mortgage Loan (the "Gale Office Pool Loan") is collectively secured by first mortgages encumbering 4 office properties located in
     Parsippany or Roseland, New Jersey. The Gale Office Pool Loan represents approximately 6.3% of the Cut-Off Date Pool Balance. The Gale Office Pool
     Loan was originated on July 30, 2004, and has a principal balance as of the
     Cut-Off Date of $72,955,000. The Gale Office Pool Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Gale Office Pool Loan has a remaining term of 117 months and matures on
     August 11, 2014. The Gale Office Pool Loan may be prepaid on or after May
     11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are 20 Waterview SPE LLC, 6 Becker SPE LLC, 75
     Livingston SPE LLC and 85 Livingston SPE LLC; each a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Gale Office Portfolio Loan. The sponsors are The Gale Company L.L.C. and SL Green Realty Corporation. The
     Gale Company L.L.C., headed by Stanley Gale, Chairman, and Mark Yeager,
     President, is a leading operator of commercial real estate and currently owns and/or manages more than 50 million square feet of commercial space.
     SL Green Realty Corporation is a fully integrated, self-administered and self-managed equity REIT with a current portfolio consisting of approximately 15.0 million square feet of commercial space.

o    THE PROPERTIES. The Mortgaged Properties consist of 4 office properties containing, in the aggregate, 573,877 square feet. The Mortgaged Properties are located in Roseland, New Jersey (3 Mortgaged Properties) and
     Parsippany, New Jersey (1 Mortgaged Property), within the New York-Northern
     New Jersey-Long Island, New York, New Jersey, Pennsylvania metropolitan statistical area. As of July 28, 2004 (or August 1, 2004, with respect to one Mortgaged Property), the occupancy rate for the Mortgaged Properties securing the Gale Office Pool Loan was approximately 95.8%.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MEZZANINE DEBT. On July 30, 2004, SLG Gale Funding LLC, as mezzanine lender, agreed to make periodic loans on a revolving basis to Gale SLG NJ
     Mezz LLC, the owner of 100% of the limited liability company interests in the borrower, up to a maximum amount of $25,000,000. The mezzanine loan is secured by, among other things, a pledge in favor of the mezzanine lender by Gale SLG NJ Mezz LLC of its direct ownership interests in the borrower.
     The Mezzanine Loan is not part of the Trust Fund.

o    MANAGEMENT. The Gale Management Company, L.L.C., The Gale Construction
     Company, L.L.C., The Gale Construction Services Company, L.L.C., The Gale
     Real Estate Advisors Company, L.L.C. and The Gale Investment Services
     Company, L.L.C., each an affiliate of the borrowers, are the property managers for the Mortgaged Properties securing the Gale Office Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         DEER VALLEY VILLAGE APARTMENTS
--------------------------------------------------------------------------------

              [PICTURES OF DEER VALLEY VILLAGE APARTMENTS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         DEER VALLEY VILLAGE APARTMENTS
--------------------------------------------------------------------------------

                 [MAP OF DEER VALLEY VILLAGE APARTMENTS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         DEER VALLEY VILLAGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                          Wachovia
 CUT-OFF DATE BALANCE                                       $51,150,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                           4.4%
 NUMBER OF MORTGAGE LOANS                                             1
 LOAN PURPOSE                                               Acquisition
 SPONSOR                           Marc J. Paul, Robert A. Robotti, and
                                   Secured California Investments, Inc.
 TYPE OF SECURITY                                                   Fee
 MORTGAGE RATE                                                   5.030%
 MATURITY DATE                                         October 11, 2009
 AMORTIZATION TYPE                                   Interest Only, ARD
 INTEREST ONLY PERIOD                                                60
 ORIGINAL TERM / AMORTIZATION                                   60 / IO
 REMAINING TERM / AMORTIZATION                                  59 / IO
 LOCKBOX                                                            Yes
 UP-FRONT RESERVES
   TAX/INSURANCE                         Yes
   ENGINEERING                           $7,563
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                         Yes
   REPLACEMENT                           $16,486
 ADDITIONAL FINANCING                                              None
 CUT-OFF DATE BALANCE                                       $51,150,000
 CUT-OFF DATE BALANCE/UNIT                                      $61,478
 CUT-OFF DATE LTV                                                 71.7%
 MATURITY DATE LTV                                                71.7%
 UW DSCR ON NCF                                                  1.59 x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                          Phoenix, AZ
 PROPERTY TYPE                     Multifamily -- Conventional
 SIZE (UNITS)                                              832
 OCCUPANCY AS OF JUNE 14, 2004                           94.7%
 YEAR BUILT / YEAR RENOVATED                         1996 / NA
 APPRAISED VALUE                                   $71,300,000
 PROPERTY MANAGEMENT                 Alliance Residential, LLC
 UW ECONOMIC OCCUPANCY                                   89.5%
 UW REVENUES                                        $6,798,203
 UW TOTAL EXPENSES                                  $2,502,848
 UW NET OPERATING INCOME (NOI)                      $4,295,354
 UW NET CASH FLOW (NCF)                             $4,097,372

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         DEER VALLEY VILLAGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                         UNIT MIX
--------------------------------------------------------------------------------------------
                                APPROXIMATE
                     NO. OF      UNIT SIZE     APPROXIMATE
     UNIT MIX         UNITS        (SF)         NRA (SF)      % OF NRA        RENTAL RATE
-----------------   --------   ------------   ------------   ----------   ------------------

1BR/1BA .........      360           713         256,848         35.1%      $          691
2BR/1BA .........       96           851          81,648         11.2       $          803
2BR/2BA .........      260           987         256,500         35.1       $          864
3BR/2BA .........      116         1,177         136,488         18.7       $        1,030
                       ---                       -------        -----
                       832           879         731,484        100.0%      $ 805/$0.92/SF
                       ===                       =======        =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         DEER VALLEY VILLAGE APARTMENTS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Deer Valley Village Apartments Loan") is
     secured by a first deed of trust encumbering a 832-unit multifamily complex located in Phoenix, Arizona. The Deer Valley Village Apartments Loan
     represents approximately 4.4% of the Cut-Off Date Pool Balance. The Deer
     Valley Village Apartments Loan was originated on September 16, 2004, and has a principal balance as of the Cut-Off Date of $51,150,000. The Deer
     Valley Village Apartments Loan provides for interest-only payments for the entire loan term.

     The Deer Valley Village Apartments Loan has a remaining term of 59 months to its anticipated repayment date of October 11, 2009. The Deer Valley
     Village Apartments Loan may be prepaid on or after August 11, 2009, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are SCI Deer Valley Village Fund, LLC, SCI
     Deer Valley Village Fund 1, LLC, SCI Deer Valley Village Fund 2, LLC, SCI
     Deer Valley Village Fund 3, LLC, SCI Deer Valley Village Fund 4, LLC, SCI
     Deer Valley Village Fund 5, LLC, SCI Deer Valley Village Fund 6, LLC, SCI
     Deer Valley Village Fund 7, LLC, SCI Deer Valley Village Fund 8, LLC, SCI
     Deer Valley Village Fund 9, LLC, SCI Deer Valley Village Fund 10, LLC, SCI
     Deer Valley Village Fund 11, LLC, SCI Deer Valley Village Fund 12, LLC, SCI
     Deer Valley Village Fund 13, LLC, SCI Deer Valley Village Fund 14, LLC, SCI
     Deer Valley Village Fund 15, LLC, SCI Deer Valley Village Fund 16, LLC, SCI
     Deer Valley Village Fund 17, LLC and SCI Deer Valley Village Fund 18, LLC,
     each a special purpose entity. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Deer Valley Village Apartments Loan. The sponsors of the borrowers are
     Secured California Investments, Inc., Marc J. Paul and Robert A. Robotti,
     the principals of SCI Real Estate Investments Inc. Established in 1994 and
     headquartered in Southern California, SCI Real Estate Investments Inc. is
     an integrated real estate investment company that acquires and manages investment properties primarily in California and Nevada.

o    THE PROPERTY. The Mortgaged Property is an 832-unit garden-style apartment complex consisting of 35 buildings situated on approximately 43.3 acres.
     The Mortgaged Property was constructed in 1996 and is located in Phoenix,
     Arizona. The Mortgaged Property includes such amenities as three swimming pools, two in-ground hot tubs, a playground with children's play equipment, two sand volleyball courts, a one-story clubhouse, a community resource center with gaming rooms and meeting rooms, a business center, two on-site exercise rooms and an-on-site leasing office. As of June 14, 2004, the occupancy rate for the Mortgaged Property securing the Deer Valley Village
     Apartments Loan was approximately 94.7%.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account.

o    HYPER-AMORTIZATION. Commencing on the anticipated repayment date of October
     11, 2009, if the Deer Valley Village Apartments Loan is not paid in full, the Deer Valley Village Apartments Loan enters into a hyper-amortization period through October 11, 2014. The interest rate applicable to the Deer
     Valley Village Apartments Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3% over the treasury rate, as specified in the loan documents.

o    MANAGEMENT. Alliance Residental, LLC is the property manager for the
     Mortgaged Property securing the Deer Valley Village Apartments Loan.
     Alliance Residential, LLC is a full-service apartment management company with an apartment portfolio consisting of over 120 apartment communities, containing approximately 28,000 units.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           IRS BUILDING -- FRESNO, CA
--------------------------------------------------------------------------------

                [PICTURES OF IRS BUILDING -- FRESNO, CA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           IRS BUILDING -- FRESNO, CA
--------------------------------------------------------------------------------

                   [MAP OF IRS BUILDING -- FRESNO, CA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           IRS BUILDING -- FRESNO, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                      Artesia
 CUT-OFF DATE BALANCE                                  $46,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                      4.0%
 NUMBER OF MORTGAGE LOANS                                        1
 LOAN PURPOSE                                Construction Take-out
 SPONSOR                            Alex S. Palmer, Dale A. Holmer
                                  and NGP Capital Partners III LLC
 TYPE OF SECURITY                                              Fee
 MORTGAGE RATE                                              5.570%
 MATURITY DATE                                   November 11, 2009
 AMORTIZATION TYPE                              Interest Only, ARD
 INTEREST ONLY PERIOD                                           60
 ORIGINAL TERM / AMORTIZATION                              60 / IO
 REMAINING TERM / AMORTIZATION                             60 / IO
 LOCKBOX                                                       Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                 Yes
   TI/LC(1)                      Springing
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                 Yes
   REPLACEMENT(2)                $3,008
 ADDITIONAL FINANCING                                        None
 CUT-OFF DATE BALANCE                                 $46,000,000
 CUT-OFF DATE BALANCE/SF                                     $255
 CUT-OFF DATE LTV                                           74.2%
 MATURITY DATE LTV                                          74.2%
 UW DSCR ON NCF                                             1.71x

(1)   Unless the tenant (United States Government) has rescinded its termination option on or before November 11, 2009 (the anticipated repayment date), the borrower will deposit either $4,000,000 in cash or provide a letter of credit in the amount of $4,000,000. The funds will be released when the borrower furnishes evidence that the termination right of the tenant has been removed without a reduction in rents and with at least 9 years remaining on the lease term.
(2)   Capped at $72,192.

---------------------------------------------------------------------
                    PROPERTY INFORMATION
---------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                   1
 LOCATION                                Fresno, CA
 PROPERTY TYPE                        Office -- CBD
 SIZE (SF)                                  180,481
 OCCUPANCY AS OF SEPTEMBER 2, 2004           100.0%
 YEAR BUILT / YEAR RENOVATED              2003 / NA
 APPRAISED VALUE                        $62,000,000
 PROPERTY MANAGEMENT             Manco Abbott, Inc.
 UW ECONOMIC OCCUPANCY                        99.0%
 UW REVENUES                             $6,381,892
 UW TOTAL EXPENSES                       $1,885,630
 UW NET OPERATING INCOME (NOI)           $4,496,263
 UW NET CASH FLOW (NCF)                  $4,374,997

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           IRS BUILDING -- FRESNO, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                  NET      % OF NET                                  % OF
                               RATINGS(1)       RENTABLE   RENTABLE   ACTUAL RENT                   ACTUAL     DATE OF LEASE
          TENANT           MOODY'S/S&P/FITCH   AREA (SF)     AREA         PSF       ACTUAL RENT      RENT        EXPIRATION
------------------------- ------------------- ----------- ---------- ------------- ------------- ----------- -----------------

United States Government     Aaa/AAA/AAA        180,481      100.0%  $ 34.00        $ 6,136,356      100.0%  November 2018(2)
Vacant ..................                             0        0.0                            0        0.0
                                                -------      -----                  -----------      -----
TOTAL ...................                       180,481      100.0%                 $ 6,136,356      100.0%
                                                =======      =====                  ===========      =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2)   The United States Government has the option to terminate all its leased space after November 30, 2013, with 360 days notice.

--------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                    WA BASE                                     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                   # OF LEASES      RENT/SF      TOTAL SF       % OF TOTAL        % OF SF          RENT          ACTUAL RENT
      YEAR           ROLLING        ROLLING       ROLLING     SF ROLLING(1)     ROLLING(1)      ROLLING(1)       ROLLING(1)
---------------   -------------   -----------   ----------   ---------------   ------------   -------------   ----------------

   2018(2)              1           $ 34.00     180,481            100.0%          100.0%          100.0%           100.0%

   (1)   Calculated based on the approximate square footage occupied by each tenant
   (2)   The United States Government has the option to terminate all its leased space after November 30, 2013, with 360 days notice.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                           IRS BUILDING -- FRESNO, CA
-------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "IRS Building-Fresno, CA Loan") is secured by a first deed of trust encumbering an office building located in Fresno,
     California. The IRS Building-Fresno, CA Loan represents approximately 4.0%
     of the Cut-Off Date Pool Balance. The IRS Building-Fresno, CA Loan was
     originated on October 6, 2004, and has a principal balance as of the
     Cut-Off Date of $46,000,000. The IRS Building-Fresno, CA Loan provides for interest-only payments for the entire loan term.

     The IRS Building-Fresno, CA Loan has a remaining term of 60 months to its anticipated repayment date of November 11, 2009. The IRS Building-Fresno,
     CA Loan may be prepaid on or after September 11, 2009, and permits defeasance with United States government obligations beginning three years after the first payment date.

o    THE BORROWER. The Borrower is ASP San Diego (Delaware), LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with origination of the IRS Building-Fresno, CA Loan.
     The sponsors of the borrower are Alex S. Palmer, Dale A. Holmer, and NGP
     Capital Partners III LLC. This structure will remain in place until an entity controlled by NGP Capital Partners III LLC purchases the fee interest in the subject property. The purchase is to close between January
     5 and January 15, 2005. At the time of purchase, Mr. Palmer and Mr. Holmer will be released from further liability under the IRS Building-Fresno, CA
     Loan. Mr. Palmer has spent over twenty years in real estate finance, syndication, and development. Mr. Holmer has over 25 years in finance and tax fields including the last 12 years with Alex S. Palmer. NGP Capital
     Partners III LLC specializes in the acquisition of properties leased to GSA and other properties with leases to investment-grade tenants.

o    THE PROPERTY. The Mortgaged Property is an approximately 180,481 square foot office building situated on approximately 3.0 acres. The Mortgaged
     Property was constructed in 2003 and is located in Fresno, California. As of September 2, 2004, the occupancy rate for the Mortgaged Property securing the IRS Building-Fresno, CA Loan was approximately 100.0%.

     The sole tenant is the United States Government, occupying approximately
     180,481 square feet, or the entire net rentable area. The facility is used by the Internal Revenue Service as a regional compliance office. The United
     States Government lease expires in November 2018, but may be terminated by the tenant on November 30, 2013. See "RISK FACTORS--Single Tenant and
     Concentration of Tenants Subject the Trust Fund to Increased Risk" in the
     preliminary prospectus supplement.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    HYPER-AMORTIZATION. Commencing on the anticipated repayment date of
     November 11, 2009, if the IRS Building-Fresno, CA Loan is not paid in full, the IRS Building-Fresno, CA Loan enters into a hyper-amortization period through November 11, 2034. The interest rate applicable to the IRS
     Building-Fresno, CA Loan during such hyper-amortization period will increase to the greater of 4% over the mortgage rate or 3.75% over the treasury rate, as specified in the loan documents.

o    MANAGEMENT. Manco Abbott, Inc. is the property manager for the Mortgaged
     Property securing the IRS Building-Fresno, CA Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 ADG PORTFOLIO
--------------------------------------------------------------------------------

                       [PICTURES OF ADG PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 ADG PORTFOLIO
--------------------------------------------------------------------------------

                         [MAP OF ADG PORTFOLIO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 ADG PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                           LOAN INFORMATION
-------------------------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                                    Wachovia
 CUT-OFF DATE BALANCE                                                                 $42,184,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                                     3.6%
 NUMBER OF MORTGAGE LOANS                                                                       4
 LOAN PURPOSE                                                                           Refinance
 SPONSOR                                                 Bruce A. Arbit, James A. Reitzner, Jerry
                                                                    Benjamin, and M. Nicol Padway
 TYPE OF SECURITY                                                                             Fee
 MORTGAGE RATE                                                                             5.610%
 MATURITY DATE                                                                   October 11, 2014
 AMORTIZATION TYPE                                                                        Balloon
 INTEREST ONLY PERIOD                                                                          24
 ORIGINAL TERM / AMORTIZATION                                                           120 / 360
 REMAINING TERM / AMORTIZATION                                                          119 / 360
 LOCKBOX                                                                                     None

 UP-FRONT RESERVES
   TAX/INSURANCE                     Yes
   ENGINEERING                       $180,531
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                       $7,731
   SUBORDINATE DEBT(1)               $29,166
 ADDITIONAL FINANCING(2)                Subordinate Debt                             $ 2,636,774

                                                                                         WHOLE
                                                                       TRUST           MORTGAGE
                                                                       ASSETS            LOANS
                                                                    -----------       -----------
 CUT-OFF DATE BALANCE                                               $42,184,000      $44,820,774
 CUT-OFF DATE BALANCE/PAD OR UNIT                                       $20,438          $21,715
 CUT-OFF DATE LTV                                                       80.0%            85.0%
 MATURITY DATE LTV                                                      70.3%            75.1%
 UW DSCR ON NCF                                                         1.34x             1.20x

(1)  Capped at $175,000.
(2)  In addition, the Mortgage Loan related to the Lannon Estates Mortgaged
     Property is encumbered by additional secured subordinate debt with the original principal balance of $2,500,000.

-------------------------------------------------------------------------------
                       PROPERTY INFORMATION
-------------------------------------------------------------------------------

 NUMBER OF MORTGAGED PROPERTIES                              25
 LOCATION                                               Various
 PROPERTY TYPE                             Mobile Home Park and
                                                    Multifamily
 SIZE (PADS/UNITS)                                     1920/144
 OCCUPANCY AS OF JULY 31, 2004                            90.9%
 YEAR BUILT / YEAR RENOVATED                         Various/NA
 APPRAISED VALUE                                    $52,730,000
 PROPERTY MANAGEMENT              Asset Development Group, Inc.
 UW ECONOMIC OCCUPANCY                                    88.7%
 UW REVENUES                                        $ 6,482,151
 UW TOTAL EXPENSES                                  $ 2,485,738
 UW NET OPERATING INCOME (NOI)                      $ 3,996,412
 UW NET CASH FLOW (NCF)                             $ 3,904,280

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 ADG PORTFOLIO
--------------------------------------------------------------------------------

                                                    ADG PORTFOLIO SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                     CUT-OFF
                                                                      DATE
                                                        CUT-OFF      BALANCE
                                                         DATE          PER                             YEAR    PADS /
     PROPERTY NAME             CITY         STATE       BALANCE     UNIT/PAD     PROPERTY TYPE        BUILT     UNITS   OCCUPANCY *
----------------------- ----------------- --------- -------------- ---------- ------------------    --------- -------- -------------

 ADG MHP Pool One .....      Various       Various   $30,480,000    $ 17,377   Mobile Home Park     Various    1,754    90.8%
  Spacious Acres ......      Sullivan         WI      4,568,000     $ 25,099   Mobile Home Park       1970       182    97.8%
  Skyview Terrace .....     East Troy         WI      3,504,000     $ 32,147   Mobile Home Park       1965       109    99.1%
  Meadowview
  Place ...............     Janesville        WI      2,080,000     $ 17,931   Mobile Home Park       1957       116    85.3%
  Harbor Lights .......      Menasha          WI      2,008,000     $ 21,137   Mobile Home Park       1966        95    95.8%
  Shorecrest Pointe ...      Kenosha          WI      1,920,000     $ 23,704   Mobile Home Park       1960        81    96.3%
  Lakeland ............     Lake Mills        WI      1,872,000     $ 22,286   Mobile Home Park       1970        84    98.8%
  Cardinal Crest ......      Brodhead         WI      1,456,000     $ 13,358   Mobile Home Park       1970       109    88.1%
  Park Ridge ..........   Iron Mountain       MI      1,384,000     $ 14,723   Mobile Home Park       1970        94    90.4%
  River View Manor ....       Amery           WI      1,368,000     $ 17,538   Mobile Home Park       1970        78   100.0%
  Balsam Lake .........    Balsam Lake        WI      1,360,000     $ 17,000   Mobile Home Park       1970        80    93.8%
  Monroe Estates ......       Monroe          WI      1,336,000     $ 13,098   Mobile Home Park       1972       102    89.2%
  Camelot Terrace .....      Pulaski          WI      1,200,000     $ 13,333   Mobile Home Park       1970        90    85.6%
  Oak Manor ...........      Waupaca          WI       976,000      $ 10,844   Mobile Home Park       1972        90    91.1%
  Falls View ..........     Fall River        WI       952,000      $ 16,136   Mobile Home Park       1960        59    72.9%
  Forest Junction .....  Forest Junction      WI       920,000      $ 11,220   Mobile Home Park       1955        82    72.0%
  Reeseville ..........     Reeseville        WI       856,000      $ 16,151   Mobile Home Park       1975        53    86.8%
  Indianhead
  Manor ...............   Chippewa Falls      WI       760,000      $ 12,258   Mobile Home Park       1960        62    85.5%
  Foxx Glen ...........     Marinette         WI       752,000      $  9,895   Mobile Home Park       1970        76    94.7%
  Willow Grove ........      Spencer          WI       400,000      $  8,163   Mobile Home Park       1970        49    79.6%
  Lake Bluff ..........      Kewaunee         WI       360,000      $ 14,400   Mobile Home Park       1950        25    92.0%
  Markesan ............      Markesan         WI       312,000      $ 14,182   Mobile Home Park       1970        22    95.5%
  Forest Glen .........     Marinette         WI       136,000      $  8,500   Mobile Home Park       1970        16   100.0%
 ADG - Lannon
  Estates .............       Lannon          WI      5,832,000     $ 35,133   Mobile Home Park       1970       166    89.8%
 ADG - Cedar Cross-
  ing Apartments ......     Frederick         MD      4,640,000     $ 42,569      Multifamily         1986       109    94.5%
 ADG - Forest Down
  Apartments ..........   Hales Corners       WI      1,232,000     $ 35,200      Multifamily         1988        35    88.6%
                                                    ------------                                               -----
                                                     $42,184,000    $ 20,438                                   2,064    90.9%
                                                    ============                                               =====

                                                          AVERAGE
                           UNDERWRITTEN     APPRAISED     RENTAL
     PROPERTY NAME        NET CASH FLOW       VALUE        RANGE
-----------------------  --------------- --------------- --------

 ADG MHP Pool One .....    $ 2,831,369    $ 38,100,000   Various
  Spacious Acres ......        404,603       5,710,000   290-305
  Skyview Terrace .....        311,048       4,380,000   325-325
  Meadowview
  Place ...............        180,493       2,600,000   225-230
  Harbor Lights .......        198,954       2,510,000   260-265
  Shorecrest Pointe ...        196,190       2,400,000   295-305
  Lakeland ............        175,629       2,340,000   225-240
  Cardinal Crest ......        125,853       1,820,000   195-195
  Park Ridge ..........        133,604       1,730,000   205-210
  River View Manor ....        126,220       1,710,000   210-230
  Balsam Lake .........        135,659       1,700,000   190-205
  Monroe Estates ......        132,601       1,670,000   180-180
  Camelot Terrace .....        110,068       1,500,000   190-205
  Oak Manor ...........        103,234       1,220,000   170-180
  Falls View ..........         72,065       1,190,000   235-235
  Forest Junction .....         80,358       1,150,000   185-185
  Reeseville ..........         85,824       1,070,000   225-225
  Indianhead
  Manor ...............         69,680         950,000   170-175
  Foxx Glen ...........         72,923         940,000   135-140
  Willow Grove ........         38,009         500,000   150-160
  Lake Bluff ..........         35,609         450,000   170-180
  Markesan ............         27,626         390,000   190-200
  Forest Glen .........         15,118         170,000   135-140
 ADG - Lannon
  Estates .............        513,818       7,290,000   315-350
 ADG - Cedar Cross-
  ing Apartments ......        454,850       5,800,000   540-795
 ADG - Forest Down
  Apartments ..........        104,243       1,540,000   610-725
------------------------   -----------    ------------
                           $ 3,904,280    $ 52,730,000
                           ===========    ============

*     Occupancy as of July 31, 2004 for each Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 ADG PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOANS. The 4 Mortgage Loans (the "ADG Portfolio Loans") are
     collectively secured by first mortgages encumbering 23 mobile home and 2 multifamily properties located in Wisconsin (23 Mortgaged Properties),
     Maryland (1 Mortgaged Property) and Michigan (1 Mortgaged Property). The
     ADG Portfolio Loans represent approximately 3.6% of the Cut-off Date Pool
     Balance. The ADG Portfolio Loans were originated on October 1, 2004, and have an aggregate principal balance as of the Cut-Off Date of $42,184,000.
     The ADG Portfolio Loans, which are evidenced by senior notes dated October
     1, 2004, are the senior portions of 4 whole loans with an aggregate original principal balance of $44,820,500. The subordinate loans related to each of the ADG Portfolio Loans are evidenced by 4 separate notes dated
     October 1, 2004, with an aggregate original principal balance of $2,636,500
     (the "ADG Portfolio Companion Loans"). Each of the ADG Portfolio Companion
     Loans will not be assets of the trust. Each of the ADG Portfolio Loans is cross-collateralized and cross-defaulted with each of the other ADG
     Portfolio Loans. The ADG Portfolio Loans and the ADG Portfolio Companion
     Loans will be governed by an intercreditor and servicing agreement, as described in the preliminary prospectus supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. Each of the ADG Portfolio
     Loans provides for interest-only payments for the first 24 months of their respective terms, and thereafter, fixed monthly payments of principal and interest.

     The ADG Portfolio Loans have a remaining term of 119 months and mature on
     October 11, 2014. The ADG Portfolio Loans may be prepaid on or after August
     11, 2014, and permit defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Great Lakes Maryland Apartments, LLC,
     Great Lakes Wisconsin Apartments, LLC, Lannon Development Group, LLC, Great
     Lakes Communities Wisconsin, LLC, Key Development Group, LLC, Reeseville
     Associates, LLC, Northern Development Group, LLC, Strategic Development,
     L.L.C. and Meadows Development Group, LLC. None of these borrowers (except
     Great Lakes Wisconsin Apartments, LLC) is a special purpose entity because these entities are also the borrowers under certain other mortgage loans not included in the Trust Fund. See "RISK FACTORS--The Borrower's Form of
     Entity May Cause Special Risks". A non-consolidation opinion was delivered in connection with the origination of the ADG-Forest Down Apartments Loan.
     The sponsors of the borrowers are Bruce A. Arbit, James A. Reitzner, Jerry
     Benjamin and M. Nicol Padway. Mr. Arbit is the Chairman of Asset
     Development Group, Inc. ("ADG") and has served on the board of ADG for 19 years. Mr. Reitzner is the President of ADG, with over 30 years of experience in the manufactured housing industry, and has served on the
     Wisconsin Manufactured Housing Association's Board of Directors for over 19 years.

o    THE PROPERTIES. The ADG Portfolio Loans consist of 23 mobile home parks and
     2 multifamily apartment complexes containing, in the aggregate, 1920 mobile home pads and 144 multifamily units. As of July 31, 2004, the occupancy rate for the Mortgaged Properties securing the ADG Portfolio Loans was approximately 90.9%.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. ADG, an affiliate of the borrower, is the property manager for the Mortgaged Properties securing the ADG Portfolio Loans. ADG currently manages 56 Manufactured Home Communities, with a total of approximately
     6,000 home sites and three multifamily properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         SLATTEN RANCH (WESTERN PHASE)
--------------------------------------------------------------------------------

               [PICTURES OF SLATTEN RANCH (WESTERN PHASE) OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         SLATTEN RANCH (WESTERN PHASE)
--------------------------------------------------------------------------------

                 [MAP OF SLATTEN RANCH (WESTERN PHASE) OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         SLATTEN RANCH (WESTERN PHASE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                              Wachovia
 CUT-OFF DATE BALANCE                           $26,000,000
 PERCENTAGE OF CUT-OFF DATE POOL                       2.2%
 BALANCE
 NUMBER OF MORTGAGE LOANS                                 1
 LOAN PURPOSE                                   Acquisition
 SPONSOR                                 Leland S. Kraemer,
                                         Fred T. Kroger and
                                             Mark S. Carter
 TYPE OF SECURITY                                       Fee
 MORTGAGE RATE                                       5.550%
 MATURITY DATE                           September 11, 2014
 AMORTIZATION TYPE                                  Balloon
 INTEREST ONLY PERIOD                                    36
 ORIGINAL TERM / AMORTIZATION                     120 / 360
 REMAINING TERM / AMORTIZATION                    118 / 360
 LOCKBOX                                               None

 UP-FRONT RESERVES
   TAX/INSURANCE                   Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                   Yes
   REPLACEMENT                     $985
   TI/LC*                          $8,333

 ADDITIONAL FINANCING                                  None

 CUT-OFF DATE BALANCE                           $26,000,000
 CUT-OFF DATE BALANCE/SF                               $220
 CUT-OFF DATE LTV                                     68.9%
 MATURITY DATE LTV                                    61.7%
 UW DSCR ON NCF                                       1.33x

*     Monthly reserves begin October 11, 2009, and are capped at $500,000.

------------------------------------------------------------------------
                 PROPERTY INFORMATION
------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                           1
 LOCATION                                       Antioch, CA
 PROPERTY TYPE                           Retail -- Anchored
 SIZE (SF)                                          118,250
 OCCUPANCY AS OF JULY 31, 2004                       100.0%
 YEAR BUILT / YEAR RENOVATED                      2003 / NA
 APPRAISED VALUE                                $37,720,000
 PROPERTY MANAGEMENT
Colliers International Asset Management, Inc.
 UW ECONOMIC OCCUPANCY                                95.0%
 UW REVENUES                                     $3,458,750
 UW TOTAL EXPENSES                                 $970,136
 UW NET OPERATING INCOME (NOI)                   $2,488,614
 UW NET CASH FLOW (NCF)                          $2,377,093

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------------------------------------------------------
                                                  SLATTEN RANCH (WESTERN PHASE)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF        DATE OF
                                  RATING*         RENTABLE   RENTABLE    ACTUAL       ACTUAL      ACTUAL        LEASE
          TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF       RENT        RENT      EXPIRATION
--------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Bed Bath & Beyond .........      NR/BBB/NR         27,000       22.8%  $ 15.00     $  405,000       15.7%   January 2014
Barnes & Noble ............       NR/NR/NR         23,000       19.5   $ 16.50        379,500       14.7    January 2014
Cost Plus .................       NR/NR/NR         17,750       15.0   $ 17.25        306,188       11.9    January 2014
Pier One Imports ..........      NR/BBB-/NR         9,998        8.5   $ 20.75        207,459        8.0   February 2014
The Dress Barn ............       NR/NR/NR          7,300        6.2   $ 25.00        182,500        7.1   December 2008
Non-major tenants .........                        33,202       28.1   $ 33.03      1,096,549       42.5
Vacant ....................                             0        0.0                        0        0.0
                                                   ------      -----               ----------      -----
TOTAL .....................                       118,250      100.0%              $2,577,195      100.0%
                                                  =======      =====               ==========      =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                    # OF       WA BASE                                  CUMULATIVE                       CUMULATIVE %
                   LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL        OF ACTUAL
     YEAR         ROLLING      ROLLING      ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*     RENT ROLLING*
--------------   ---------   ----------   ----------   -------------   ------------   ---------------   --------------

     2004            0        $  0.00            0         0.0%            0.0%            0.0%              0.0%
     2005            0        $  0.00            0         0.0%            0.0%            0.0%              0.0%
     2006            0        $  0.00            0         0.0%            0.0%            0.0%              0.0%
     2007            0        $  0.00            0         0.0%            0.0%            0.0%              0.0%
     2008            7        $ 28.02       23,137        19.6%           19.6%           25.2%             25.2%
     2009            1        $ 37.80        1,200         1.0%           20.6%            1.8%             26.9%
     2010            0        $  0.00            0         0.0%           20.6%            0.0%             26.9%
     2011            0        $  0.00            0         0.0%           20.6%            0.0%             26.9%
     2012            0        $  0.00            0         0.0%           20.6%            0.0%             26.9%
     2013            3        $ 39.54        6,840         5.8%           26.4%           10.5%             37.4%
     2014            8        $ 18.53       87,073        73.6%          100.0%           62.6%            100.0%
  Thereafter         0        $  0.00            0         0.0%          100.0%            0.0%            100.0%
    Vacant           0           N/A             0         0.0%          100.0%            0.0%            100.0%

   *     Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                         SLATTEN RANCH (WESTERN PHASE)
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Slatten Ranch Loan") is secured by a first mortgage encumbering an anchored retail center located in Antioch,
     California. The Slatten Ranch Loan represents approximately 2.2% of the
     Cut-Off Date Pool Balance. The Slatten Ranch Loan was originated on August
     24, 2004, and has a principal balance as of the Cut-Off Date of
     $26,000,000. The Slatten Ranch Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Slatten Ranch Loan has a remaining term of 118 months and matures on
     September 11, 2014. The Slatten Ranch Loan may be prepaid on or after July
     11, 2014, and permits defeasance with United States government obligations beginning four years after its first payment date.

o    THE BORROWER. The borrower is Camden Village LLC, a special purpose entity.
     The sponsors of the borrower are Mark S. Carter, Leland S. Kraemer and Fred
     T. Kroger, principals of Sequoia Equities, Inc. Sequoia Equities, Inc.
     specializes in the acquisition and management of real estate investment properties throughout California.

o    THE PROPERTY. The Mortgaged Property is an approximately 118,250 square foot anchored retail center situated on approximately 10.4 acres. The
     Mortgaged Property was constructed in 2003. The Mortgaged Property is located in Antioch, California, within the San Francisco-Oakland-San Jose,
     California metropolitan statistical area. As of July 31, 2004, the occupancy rate for the Mortgaged Property securing the Slatten Ranch Loan was approximately 100.0%.

     The anchor tenants at the Mortgaged Property are Target, Mervyn's, Bed Bath
     & Beyond, Barnes & Noble, Cost Plus and Pier One Imports. Target and
     Mervyn's own their respective premises and land and are not part of the collateral. The largest tenant which is part of the Mortgaged Property is
     Bed Bath & Beyond, Inc. ("Bed Bath & Beyond"), occupying approximately
     27,000 square feet, or approximately 22.8% of the net rentable area. Bed
     Bath & Beyond is a chain of retail stores that sells domestic merchandise and home furnishings throughout the United States. As of October 3, 2004,
     Bed Bath & Beyond was rated "BBB" (S&P). The Bed Bath & Beyond lease expires in January 2014. The second largest tenant is Barnes & Noble, Inc.
     ("Barnes & Noble"), occupying approximately 23,000 square feet, or approximately 19.5% of the net rentable area. Barnes & Noble operates free-standing stores and mall-based booksellers throughout the United
     States. The Barnes & Noble lease expires in January 2014. The third largest tenant is Cost Plus, Inc. ("Cost Plus"), occupying approximately 17,750 square feet, or approximately 15.0% of the net rentable area. Cost Plus is a retailer of entertainment and casual home living products such as furniture, glassware, jewelry and kitchen utensils. The Cost Plus lease expires in January 2014.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Colliers International Asset Management, Inc. is the property manager for the Mortgaged Property securing the Slatten Ranch Loan.
     Colliers International Asset Management, Inc. manages over 11.8 million square feet of office, retail, industrial and multi-family facilities in
     Northern California, Nevada and Texas.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 1900 L STREET
--------------------------------------------------------------------------------

                       [PICTURES OF 1900 L STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 1900 L STREET
--------------------------------------------------------------------------------

                         [MAP OF 1900 L STREET OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 1900 L STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                               Wachovia
 CUT-OFF DATE BALANCE                                            $22,750,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                2.0%
 NUMBER OF MORTGAGE LOANS                                                  1
 LOAN PURPOSE                                                      Refinance
 SPONSOR                            Charles A. Gravely and Shelton Zuckerman
 TYPE OF SECURITY                                                        Fee
 MORTGAGE RATE                                                        5.450%
 MATURITY DATE                                            September 11, 2011
 AMORTIZATION TYPE                                                   Balloon
 INTEREST ONLY PERIOD                                                     36
 ORIGINAL TERM / AMORTIZATION                                       84 / 360
 REMAINING TERM / AMORTIZATION                                      82 / 360
 LOCKBOX                                                                None
 UP-FRONT RESERVES
   TAX/INSURANCE                                    Yes
   ENGINEERING/REPLACEMENT                          $131,784
   TI/LC                                            $250,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                    Yes
   REPLACEMENT                                      $  1,638
   TI/LC*                                           $  8,334
 ADDITIONAL FINANCING                                                   None
 CUT-OFF DATE BALANCE                                            $22,750,000
 CUT-OFF DATE BALANCE/SF                                                $220
 CUT-OFF DATE LTV                                                      76.1%
 MATURITY DATE LTV                                                     71.9%
 UW DSCR ON NCF                                                        1.23x

*     Capped at $600,000 until Graphic Communications International Union renews its lease, and then capped at $350,000.

-------------------------------------------------------------
                   PROPERTY INFORMATION
-------------------------------------------------------------

 NUMBER OF MORTGAGED PROPERTIES                     1
 LOCATION                              Washington, DC
 PROPERTY TYPE                          Office -- CBD
 SIZE (SF)                                    103,449
 OCCUPANCY AS OF AUGUST 30, 2004                94.5%
 YEAR BUILT / YEAR RENOVATED              1965 / 2002
 APPRAISED VALUE                          $29,900,000
                                    Zuckerman Gravely
 PROPERTY MANAGEMENT                 Management, Inc.
 UW ECONOMIC OCCUPANCY                          93.1%
 UW REVENUES                              $ 3,237,446
 UW TOTAL EXPENSES                        $ 1,066,267
 UW NET OPERATING INCOME (NOI)            $ 2,171,178
 UW NET CASH FLOW (NCF)                   $ 1,890,445

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------------------------------------------------------
                                                           1900 L STREET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                              % OF
                                      RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL     DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT        EXPIRATION
------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- -----------------

G.C.I.U. ......................      NR/NR/NR          24,764       23.9%  $ 27.57     $  682,805       23.1%      January 2008
GetActive Software ............      NR/NR/NR           6,250        6.0   $ 29.50        184,375        6.2          July 2009
Smarthinking, Inc. ............      NR/NR/NR           4,421        4.3   $ 32.45        143,461        4.9          July 2006
National Coalition on Black
  Civic Participation .........      NR/NR/NR           4,057        3.9   $ 23.32         94,626        3.2   Multiple Spaces*
Paul B. Klein .................      NR/NR/NR           3,649        3.5   $ 25.78         94,071        3.2      December 2004
Non-major tenants .............                        54,639       52.8   $ 32.16      1,757,285       59.4
Vacant ........................                         5,669        5.5                        0        0.0
                                                       ------      -----               ----------      -----
TOTAL .........................                       103,449      100.0%              $2,956,624      100.0%
                                                      =======      =====               ==========      =====

*     Under the terms of multiple leases, 1,800 square feet will expire in
      August 2005 and 2,257 square feet will expire in August 2009.

--------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                         # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE %
                        LEASES      RENT SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
        YEAR           ROLLING      ROLLING      ROLLING*     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
-------------------   ---------   -----------   ----------   -------------   ------------   ---------------   ---------------

      2004                 4        $ 26.36        6,686           6.5%            6.5%            6.0%              6.0%
      2005                 9        $ 30.17       11,199          10.8%           17.3%           11.4%             17.4%
      2006                10        $ 30.45       14,229          13.8%           31.0%           14.7%             32.0%
      2007                 4        $ 29.54        3,967           3.8%           34.9%            4.0%             36.0%
      2008                10        $ 28.56       39,546          38.2%           73.1%           38.2%             74.2%
      2009                 4        $ 26.96       10,477          10.1%           83.2%            9.6%             83.8%
      2010                 3        $ 29.81        5,759           5.6%           88.8%            5.8%             89.6%
      2011                 0        $  0.00            0           0.0%           88.8%            0.0%             89.6%
      2012                 2        $ 52.79        1,158           1.1%           89.9%            2.1%             91.6%
      2013                 1        $ 60.00        2,218           2.1%           92.1%            4.5%             96.1%
      2014                 1        $ 45.00        2,541           2.5%           94.5%            3.9%            100.0%
     Thereafter            0        $  0.00            0           0.0%           94.5%            0.0%            100.0%
      Vacant               0          N/A          5,669           5.5%          100.0%            0.0%            100.0%

*    Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                 1900 L STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1900 L Street Loan") is secured by a first mortgage encumbering an office building located in Washington, DC.
     The 1900 L Street Loan represents approximately 2.0% of the Cut-Off Date
     Pool Balance. The 1900 L Street Loan was originated on August 31, 2004, and has a principal balance as of the Cut-Off Date of $22,750,000. The 1900 L
     Street Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 1900 L Street Loan has a remaining term of 82 months and matures on
     September 11, 2011. The 1900 L Street Loan may be prepaid on or after July
     11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is ZG 1900 L Street, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1900 L Street Loan. The sponsors are Charles A. Gravely and Shelton Zuckerman.

o    THE PROPERTY. The Mortgaged Property is an approximately 103,449 square foot office building situated on approximately 0.4 acres. The Mortgaged
     Property was constructed in 1965 and renovated in 2002. The Mortgaged
     Property is located in Washington, DC. As of August 30, 2004, the occupancy rate for the Mortgaged Property securing the 1900 L Street Loan was approximately 94.5%.

     The largest tenant is The Graphic Communications International Union
     ("GCIU"), occupying approximately 24,764 square feet, or approximately
     23.9% of the net rentable area. GCIU was established in 1983 following the merger of the Graphic Arts International Union and the International
     Printing and Graphic Communications Union as a labor union for works in desktop publishing and electronic color prepress. The GCIU lease expires in
     January 2008. The second largest tenant is GetActive Software, Inc.
     ("GetActive"), occupying approximately 6,250 square feet, or approximately
     6.0% of the net rentable area. GetActive provides membership organizations with online technology solutions that help recruit, engage and retain constituents. The GetActive lease expires in July 2009. The third largest tenant is Smarthinking, Inc. ("Smarthinking"), occupying approximately
     4,421 square feet, or approximately 4.3% of the net rentable area.
     Smarthinking, based in Washington, DC, provides online tutoring and academic support to secondary and post-secondary students at over 200 institutions. The Smarthinking lease expires in July 2006.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Zuckerman Gravely Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the
     1900 L Street Loan. Zuckerman Gravely Management, Inc. is a full-service real estate company with expertise in property management, development, leasing, finance and construction.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           10 INDEPENDENCE BOULEVARD
--------------------------------------------------------------------------------

                 [PICTURES OF 10 INDEPENDENCE BOULEVARD OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           10 INDEPENDENCE BOULEVARD
--------------------------------------------------------------------------------

                   [MAP OF 10 INDEPENDENCE BOULEVARD OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                           10 INDEPENDENCE BOULEVARD
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                            LOAN INFORMATION
--------------------------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                                     Wachovia
 CUT-OFF DATE BALANCE                                                                  $20,900,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                                      1.8%
 NUMBER OF MORTGAGE LOANS                                                                        1
 LOAN PURPOSE                                                                          Acquisition
 SPONSOR                                               The Gale Company L.L.C. and SL Green Realty
                                                                                       Corporation
 TYPE OF SECURITY                                                                              Fee
 MORTGAGE RATE                                                                              6.260%
 MATURITY DATE                                                                     August 11, 2014
 AMORTIZATION TYPE                                                                         Balloon
 INTEREST ONLY PERIOD                                                                           12
 ORIGINAL TERM / AMORTIZATION                                                            120 / 300
 REMAINING TERM / AMORTIZATION                                                           117 / 300
 LOCKBOX                                                                                       Yes
 UP-FRONT RESERVES
   TAX/INSURANCE                                       Yes
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                       Yes
   REPLACEMENT                                         $2,511
   TI/LC                                               $15,066
 ADDITIONAL FINANCING *                                          Credit Facility       $25,000,000
 CUT-OFF DATE BALANCE                                                                  $20,900,000
 CUT-OFF DATE BALANCE/SF                                                                      $173
 CUT-OFF DATE LTV                                                                            72.1%
 MATURITY DATE LTV                                                                           58.4%
 UW DSCR ON NCF                                                                              1.26x

*     An affiliate of the borrowers has a revolving line of credit that is secured, in part, by an interest in the borrowers for purposes of funding tenant improvement and leasing commissions for a 36 property portfolio owned by the sponsors. This line of credit is also secured by the ownership interests in the property owners of the related portfolio properties and may be used to fund tenant improvement and leasing commission reserves related to properties not included in the Trust Fund.
      As of October 11, 2004, the total financing secured by the 36 property portfolio (which includes the Mortgaged Property securing the 10
      Independence Boulevard Loan) was approximately $476,650,000.

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                1
 LOCATION                                             Warren, NJ
 PROPERTY TYPE                                Office -- Suburban
 SIZE (SF)                                               120,528
 OCCUPANCY AS OF JULY 30, 2004                            100.0%
 YEAR BUILT / YEAR RENOVATED                           1988 / NA
 APPRAISED VALUE                                     $29,000,000
 PROPERTY MANAGEMENT *                Various Sponsor Affiliates
 UW ECONOMIC OCCUPANCY                                     95.0%
 UW REVENUES                                         $ 3,289,020
 UW TOTAL EXPENSES                                   $   999,135
 UW NET OPERATING INCOME (NOI)                       $ 2,289,885
 UW NET CASH FLOW (NCF)                              $ 2,079,142

*     The Gale Management Company, L.L.C., The Gale Construction Company,
      L.L.C., The Gale Construction Services Company, L.L.C., The Gale Real
      Estate Advisors Company, L.L.C., The Gale Investment Services Company,
      L.L.C.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                           10 INDEPENDENCE BOULEVARD
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                               % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
--------------------------- ------------------- ----------- ---------- ---------- ------------- ----------- --------------

ATT Global Venture Holdings
  LLC . ...................      Ba1/BB+/BB+      120,528      100.0%    $ 28.50   $ 3,435,048     100.0%   February 2011
Vacant ....................                             0        0.0                         0       0.0
                                                  -------      -----               -----------     -----
TOTAL .....................                       120,528      100.0%              $ 3,435,048     100.0%
                                                  =======      =====               ===========     =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                         # OF       WA BASE                                   CUMULATIVE                        CUMULATIVE %
                        LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF       % OF ACTUAL      OF ACTUAL RENT
        YEAR           ROLLING      ROLLING       ROLLING     SF ROLLING*      ROLLING*      RENT ROLLING*        ROLLING*
-------------------   ---------   -----------   ----------   -------------   ------------   ---------------   ---------------

      2011                1         $ 28.50      120,528         100.0%         100.0%           100.0%            100.0%
     Thereafter           0         $  0.00            0           0.0%         100.0%             0.0%            100.0%
      Vacant              0           N/A              0           0.0%         100.0%             0.0%            100.0%

   *     Calculated based on the approximate square footage occupied by each tenant

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                           10 INDEPENDENCE BOULEVARD
-------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "10 Independence Boulevard Loan") is
     secured by a first mortgage encumbering an office building located in
     Warren, New Jersey. The 10 Independence Boulevard Loan represents approximately 1.8% of the Cut-Off Date Pool Balance. The 10 Independence
     Boulevard Loan was originated on July 30, 2004, and has a principal balance as of the Cut-Off Date of $20,900,000. The 10 Independence Boulevard Loan
     provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 10 Independence Boulevard Loan has a remaining term of 117 months and matures on August 11, 2014. The 10 Independence Boulevard Loan may be
     prepaid on or after May 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 10 Independence SPE LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 10 Independence Boulevard Loan.
     The sponsors are The Gale Company L.L.C. and SL Green Realty Corporation.
     The Gale Company L.L.C. headed by Stanley Gale, Chairman, and Mark Yeager,
     President, is a leading operator of commercial real estate and currently owns and/or manages more than 50 million square feet of commercial space.
     SL Green Realty Corporation is a fully integrated, self-administered and self-managed equity REIT with a current portfolio of approximately 15.0 million square feet of commercial space.

o    THE PROPERTY. The Mortgaged Property is an approximately 120,528 square foot office building situated on approximately 13.1 acres. The Mortgaged
     Property was constructed in 1988. The Mortgaged Property is located in
     Warren, New Jersey, within the New York-Northern New Jersey-Long Island,
     NY-NJ-CT-PA metropolitan statistical area. As of July 30, 2004, the occupancy rate for the Mortgaged Property securing the 10 Independence
     Boulevard Loan was approximately 100.0%.

     The sole tenant is ATT Global Venture Holdings LLC, ("AT&T"), occupying approximately 120,528 square feet, or approximately 100% of the net rentable area. AT&T is a telecommunications and networking provider that offers services and customized solutions in 60 countries and 850 cities worldwide. AT&T uses the space at the Mortgaged Property for its Human
     Resources and Investments Group. As of October 3, 2004, AT&T was rated
     "Ba1" (Moody's), "BB+" (S&P) and "BB+" (Fitch).

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee- designated lock box account.

o    MEZZANINE DEBT. On July 30, 2004, SLG Gale Funding LLC, as mezzanine lender, agreed to make periodic loans, on a revolving basis, to Gale SLG NJ
     Mezz LLC, the owner of 100% of the limited liability company interests in the Borrower, up to a maximum amount of $25,000,000. The Mezzanine Loan is secured by, among other things, a pledge in favor of the mezzanine lender by Gale SLG NJ Mezz of its direct ownership interests in the Borrower. The
     Mezzanine Loan is not part of the Trust Fund.

o    MANAGEMENT. The Gale Management Company, L.L.C., The Gale Construction
     Company, L.L.C., The Gale Construction Services Company, L.L.C., The Gale
     Real Estate Advisors Company, L.L.C. and The Gale Investment Services
     Company, L.L.C., each an affiliate of the borrower, are the property managers for the Mortgaged Properties securing the 10 Independence
     Boulevard Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                             35 WATERVIEW BOULEVARD
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                    Wachovia
 CUT-OFF DATE BALANCE                                 $20,400,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                     1.8%
 NUMBER OF MORTGAGE LOANS                                       1
 LOAN PURPOSE                                         Acquisition
 SPONSOR                           The Gale Company L.L.C. and SL
                                         Green Realty Corporation
 TYPE OF SECURITY                                             Fee
 MORTGAGE RATE                                             6.260%
 MATURITY DATE                                    August 11, 2014
 AMORTIZATION TYPE                                        Balloon
 INTEREST ONLY PERIOD                                          24
 ORIGINAL TERM / AMORTIZATION                           120 / 360
 REMAINING TERM / AMORTIZATION                          117 / 360
 LOCKBOX                                                      Yes

 UP-FRONT RESERVES
  TAX/INSURANCE                   Yes
  TI/LC                           $300,000
  ENGINEERING                     $6,750
  LEASE LIABILITY(1)              $3,510,700
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                   Yes
  REPLACEMENT                     $3,590
  TI/LC                           $18,667

 ADDITIONAL FINANCING(2)          Credit Facility     $25,000,000

 CUT-OFF DATE BALANCE                                 $20,400,000
 CUT-OFF DATE BALANCE/SF                                     $118
 CUT-OFF DATE LTV                                           80.0%
 MATURITY DATE LTV                                          71.3%
 UW DSCR ON NCF                                             1.29x

(1)   Reserve established for certain initial costs relating to the Sun
      Chemical lease.
(2)   An affiliate of the borrowers has a revolving line of credit that is secured, in part, by an interest in the borrowers for purposes of funding tenant improvement and leasing commissions for a 36 property portfolio owned by the sponsors. This line of credit is also secured by the ownership interests in the property owners of the related portfolio properties and may be used to fund tenant improvement and leasing commission reserves related to properties not included in the Trust Fund.
      As of October 11, 2004, the total financing secured by the 36 property portfolio (which includes the Mortgaged Property securing the 35
      Waterview Boulevard Loan) was approximately $476,650,000.

                   [PICTURE OF 35 WATERVIEW BOULEVARD OMITTED]

-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                               1
 LOCATION                                        Parsippany, NJ
 PROPERTY TYPE                               Office -- Suburban
 SIZE (SF)                                              172,313
 OCCUPANCY AS OF AUGUST 1, 2004                           88.3%
 YEAR BUILT / YEAR RENOVATED                          1989 / NA
 APPRAISED VALUE                                    $25,500,000
 PROPERTY MANAGEMENT*                Various Sponsor Affiliates
 UW ECONOMIC OCCUPANCY                                    87.9%
 UW REVENUES                                        $ 3,721,695
 UW TOTAL EXPENSES                                  $ 1,570,416
 UW NET OPERATING INCOME (NOI)                      $ 2,151,279
 UW NET CASH FLOW (NCF)                             $ 1,940,449

*     The Gale Management Company, L.L.C., The Gale Construction Company,
      L.L.C., The Gale Construction Services Company, L.L.C., The Gale Real
      Estate Advisors Company, L.L.C., The Gale Investment Services Company,
      L.L.C.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                             35 WATERVIEW BOULEVARD
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                              % OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- ---------------

Sun Chemical ..................      NR/NR/NR          58,214       33.8%  $ 22.93     $1,334,692       36.2%   December 2019
Macro 4, Inc. .................      NR/NR/NR          25,290       14.7   $ 26.00        657,540       17.9     January 2008
Pace, Inc. ....................      NR/NR/NR          24,899       14.4   $ 26.25        653,599       17.7   September 2008
R&J Integrated Marketing ......      NR/NR/NR          11,691        6.8   $ 26.00        303,966        8.3    December 2006
Marsh USA .....................      A2/NR/A+           8,176        4.7   $ 24.25        198,268        5.4       April 2006
Non-major tenants .............                        23,853       13.8   $ 22.45        535,442       14.5
Vacant ........................                        20,190       11.7                        0        0.0
                                                       ------      -----               ----------      -----
TOTAL .........................                       172,313      100.0%              $3,683,507      100.0%
                                                      =======      =====               ==========      =====

*Certain ratings are those of the parent whether or not the parent guarantees the lease

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                            MARINA CORPORATE CENTER
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                    Artesia
 CUT-OFF DATE BALANCE                                $18,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                    1.6%
 NUMBER OF MORTGAGE LOANS                                      1
 LOAN PURPOSE                                           Purchase
 SPONSOR                                    Luke V. McCarthy and
                                               Michael W. Palmer
 TYPE OF SECURITY                                            Fee
 MORTGAGE RATE                                            5.830%
 MATURITY DATE                                   August 11, 2011
 AMORTIZATION TYPE                                           ARD
 INTEREST ONLY PERIOD                                         27
 ORIGINAL TERM / AMORTIZATION                           84 / 360
 REMAINING TERM / AMORTIZATION                          81 / 360
 LOCKBOX                                                     Yes

 UP-FRONT RESERVES
  TAX/INSURANCE                    Yes
  TI/LC                            $617,505
  TENANT IMPROVEMENTS(1)           $573,387
  DEBT SERVICE(2)                  $300,000
  SECOND DEBT SERVICE(3)           $300,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                    Yes
  REPLACEMENT(4)                   $1,470
  DEBT SERVICE(2)                  $19,023
 ADDITIONAL FINANCING                                       None

 CUT-OFF DATE BALANCE                                $18,500,000
 CUT-OFF DATE BALANCE/SF                                    $210
 CUT-OFF DATE LTV                                          71.4%
 MATURITY DATE LTV                                         66.9%
 UW DSCR ON NCF                                            1.49x

(1)   Tenant Improvement Reserve for painting, carpeting, etc. scheduled for
      August 1, 2009 in the Edutrek lease.
(2)   Debt Service Reserve. The loan is structured with a pre-funded Debt
      Service Reserve in the amount of $300,000. During the 27-month IO period the borrower will make additional monthly deposits of $19,023 into this account until the balance in the account equals $800,000. Funds to be released upon: (i) the SEC investigation is fully resolved with no material adverse change in financial standing of Career Corp.; (ii) the borrower has S&P provide a new Private Credit Assessment of Career Corp., which would determine a credit equivalency of BBB or better; (iii) all class action lawsuits are resolved to Lender's satisfaction; (iv) tenant is fully accredited and may issue recognized degrees of higher education;
      (v) borrower shall have provided Lender with satisfactory documentation and evidence to determine whether the Debt Service Release Criteria have been fully satisfied; and (vi) borrower shall have paid all of Lender's out-of-pocket fees and expenses incurred in connection with Lender's review and determination of the matters referred to in these release provisions.
(3)   Reserve to be released on or after August 12, 2006 upon confirmation that: a) tenant is fully accredited; b) the SEC investigation is fully resolved with no material adverse change in financial standing of Career
      Corp.; c) resolution of all class action lawsuits against Career Corp.;
      and d) evidence of minimum market capitalization of Career Corp of $1.5 billion.
(4)   Capped at $35,286.

                  [PICTURE OF MARINA CORPORATE CENTER OMITTED]

------------------------------------------------------------
                   PROPERTY INFORMATION
------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                     1
 LOCATION                             Los Angeles, CA
 PROPERTY TYPE                     Office -- Suburban
 SIZE (SF)                                     88,215
 OCCUPANCY AS OF JULY 1, 2004                  100.0%
 YEAR BUILT / YEAR RENOVATED              1985 / 1999
 APPRAISED VALUE                          $25,900,000
 PROPERTY MANAGEMENT                    Real Property
                                        Systems, Inc.
 UW ECONOMIC OCCUPANCY                          90.0%
 UW REVENUES                              $ 3,071,948
 UW TOTAL EXPENSES                        $ 1,104,622
 UW NET OPERATING INCOME (NOI)            $ 1,967,326
 UW NET CASH FLOW (NCF)                   $ 1,949,683

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

-------------------------------------------------------------------------------
                            MARINA CORPORATE CENTER
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                                              DATE OF
                                  RATINGS         RENTABLE   RENTABLE   ACTUAL RENT                 % OF ACTUAL     LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA         PSF       ACTUAL RENT       RENT      EXPIRATION
--------------------------- ------------------- ----------- ---------- ------------- ------------- ------------- -----------

Edutrek International, Inc        NR/NR/NR         88,215      100.0%     $ 30.24     $2,667,622        100.0%    July 2015
Vacant ....................                             0        0.0                           0          0.0
                                                   ------      -----                  ----------        -----
TOTAL .....................                        88,215      100.0%                 $2,667,622        100.0%
                                                   ======      =====                  ==========        =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                  4 SYLVAN WAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                         Wachovia
 CUT-OFF DATE BALANCE                                      $18,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                          1.6%
 NUMBER OF MORTGAGE LOANS                                            1
 LOAN PURPOSE                                              Acquisition
 SPONSOR                                   The Gale Company L.L.C. and
                                           SL Green Realty Corporation
 TYPE OF SECURITY                                                  Fee
 MORTGAGE RATE                                                  6.260%
 MATURITY DATE                                         August 11, 2014
 AMORTIZATION TYPE                                             Balloon
 INTEREST ONLY PERIOD                                               12
 ORIGINAL TERM / AMORTIZATION                                120 / 300
 REMAINING TERM / AMORTIZATION                               117 / 300
 LOCKBOX                                                           Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                     Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                       $ 2,190
   TI/LC                             $13,142

 ADDITIONAL FINANCING*                  Credit Facility    $25,000,000

 CUT-OFF DATE BALANCE                                      $18,000,000
 CUT-OFF DATE BALANCE/SF                                          $171
 CUT-OFF DATE LTV                                                80.0%
 MATURITY DATE LTV                                               64.8%
 UW DSCR ON NCF                                                  1.24x

*     An affiliate of the borrowers has a revolving line of credit that is secured, in part, by an interest in the borrowers for purposes of funding tenant improvement and leasing commissions for a 36 property portfolio owned by the sponsors. This line of credit is also secured by the ownership interests in the property owners of the related portfolio properties and may be used to fund tenant improvement and leasing commission reserves related to properties not included in the Trust Fund.
      As of October 11, 2004, the total financing secured by the 36 property portfolio (which includes the Mortgaged Property securing the 4 Sylvan
      Way Loan) was approximately $476,650,000.

                         [PICTURE OF SYLVAN WAY OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                          1
 LOCATION                                  Parsippany , NJ
 PROPERTY TYPE                          Office -- Suburban
 SIZE (SF)                                         105,135
 OCCUPANCY AS OF JULY 27, 2004                      100.0%
 YEAR BUILT / YEAR RENOVATED                     1984 / NA
 APPRAISED VALUE                               $22,500,000
 PROPERTY MANAGEMENT*           Various Sponsor Affiliates
 UW ECONOMIC OCCUPANCY                               99.0%
 UW REVENUES                                   $ 2,964,043
 UW TOTAL EXPENSES                             $ 1,012,240
 UW NET OPERATING INCOME (NOI)                 $ 1,951,803
 UW NET CASH FLOW (NCF)                        $ 1,774,887

*     The Gale Management Company, L.L.C., The Gale Construction Company,
      L.L.C., The Gale Construction Services Company, L.L.C., The Gale Real
      Estate Advisors Company, L.L.C., The Gale Investment Services Company,
      L.L.C.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                  4 SYLVAN WAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------
                                              NET      % OF NET                               % OF
                            RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
        TENANT         MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
--------------------- ------------------- ----------- ---------- ---------- ------------- ----------- --------------

Voicestream .........      Baa2/BBB+/A-     105,135      100.0%   $ 18.85    $1,981,795       100.0%       May 2014
Vacant ..............                             0        0.0                        0         0.0
                                            -------      -----               ----------       -----
TOTAL ...............                       105,135      100.0%              $1,981,795       100.0%
                                            =======      =====               ==========       =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                             MAHOPAC VILLAGE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                  Wachovia
 CUT-OFF DATE BALANCE                                               $18,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   1.6%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                             DLC Management Corporation
                                                          and Delphi Commercial
                                                               Properties, Inc.
 TYPE OF SECURITY                                                           Fee
 MORTGAGE RATE                                                           5.620%
 MATURITY DATE                                               September 11, 2014
 AMORTIZATION TYPE                                                      Balloon
 INTEREST ONLY PERIOD                                                        24
 ORIGINAL TERM / AMORTIZATION                                         120 / 360
 REMAINING TERM / AMORTIZATION                                        118 / 360
 LOCKBOX                                                              Springing

 UP-FRONT RESERVES
   TAX/INSURANCE              Yes
   ENGINEERING/REPLACEMENT    $180,938

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE              Yes
   REPLACEMENT*               $2,225

 ADDITIONAL FINANCING                                                      None

 CUT-OFF DATE BALANCE                                               $18,000,000
 CUT-OFF DATE BALANCE/SF                                            $       121
 CUT-OFF DATE LTV                                                         79.6%
 MATURITY DATE LTV                                                        70.0%
 UW DSCR ON NCF                                                           1.25x

*     Capped at $106,785.

                   [PICTURE OF MAHOPAC VILLAGE CENTER OMITTED]

--------------------------------------------------------------------------------
                  PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                      1
 LOCATION                                  Mahopac, NY
 PROPERTY TYPE                      Retail -- Anchored
 SIZE (SF)                                     148,287
 OCCUPANCY AS OF OCTOBER 1, 2004                 96.6%
 YEAR BUILT / YEAR RENOVATED               1970 / 1985
 APPRAISED VALUE                           $22,600,000
 PROPERTY MANAGEMENT
DLC Management Corporation
 UW ECONOMIC OCCUPANCY                           95.0%
 UW REVENUES                               $ 2,481,326
 UW TOTAL EXPENSES                         $   803,588
 UW NET OPERATING INCOME (NOI)             $ 1,677,737
 UW NET CASH FLOW (NCF)                    $ 1,552,045

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                             MAHOPAC VILLAGE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- ---------------

A&P Supermarket ...........     Caa1/B/NR          61,356       41.4%  $ 10.06     $  617,250       33.8%    January 2009
Rite-Aid ..................     Caa1/B+/NR          9,875        6.7   $ 10.00         98,750        5.4        June 2006
Big 'M' ...................     NR/NR/NR            9,285        6.3   $ 13.25        123,026        6.7   September 2009
Sterling Cellars ..........     NR/NR/NR            9,146        6.2   $ 11.97        109,513        6.0       April 2019
Feedbarn ..................     NR/NR/NR            8,575        5.8   $ 13.50        115,764        6.3     January 2008
Non-major tenants .........                        45,050       30.4   $ 16.92        762,143       41.7
Vacant ....................                         5,000        3.4                        0        0.0
                                                   ------      -----               ----------      -----
TOTAL .....................                       148,287      100.0%              $1,826,446      100.0%
                                                  =======      =====               ==========      =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                          TOWN CENTER EAST BUILDING 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                               Artesia
 CUT-OFF DATE BALANCE                                           $17,910,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                               1.5%
 NUMBER OF MORTGAGE LOANS                                                 1
 LOAN PURPOSE                                                     Refinance
 SPONSOR                                                  J. Brent McKinley
 TYPE OF SECURITY                                                       Fee
 MORTGAGE RATE                                                       5.180%
 MATURITY DATE                                            November 11, 2011
 AMORTIZATION TYPE                                                      ARD
 INTEREST ONLY PERIOD                                                  None
 ORIGINAL TERM / AMORTIZATION                                      84 / 360
 REMAINING TERM / AMORTIZATION                                     84 / 360
 LOCKBOX                                                                Yes
 UP-FRONT RESERVES
   TAX/INSURANCE             Yes
   OCCUPANCY*                $659,491
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes
   REPLACEMENT               $  1,660
 ADDITIONAL FINANCING                                                 None

 CUT-OFF DATE BALANCE                                          $17,910,000
 CUT-OFF DATE BALANCE/SF                                       $       180
 CUT-OFF DATE LTV                                                    74.6%
 MATURITY DATE LTV                                                   66.3%
 UW DSCR ON NCF                                                      1.45x

*     Funds to be released in monthly installments of $82,436 over the first 8 months of the loan term as rent concessions expire.

                [PICTURE OF TOWN CENTER EAST BUILDING 1 OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                            1
 LOCATION                                       Tumwater, WA
 PROPERTY TYPE                            Office -- Suburban
 SIZE (SF)                                            99,621
 OCCUPANCY AS OF SEPTEMBER 9, 2004                    100.0%
 YEAR BUILT / YEAR RENOVATED                       2004 / NA
 APPRAISED VALUE                                 $24,000,000
 PROPERTY MANAGEMENT                       Transwestern Real
                                       Estate Services, Inc.
 UW ECONOMIC OCCUPANCY                                 98.0%
 UW REVENUES                                     $ 2,140,305
 UW TOTAL EXPENSES                               $   340,672
 UW NET OPERATING INCOME (NOI)                   $ 1,799,634
 UW NET CASH FLOW (NCF)                          $ 1,708,730

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                          TOWN CENTER EAST BUILDING 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                          NET      % OF NET                               % OF
                                        RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
              TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
--------------------------------- ------------------- ----------- ---------- ---------- ------------- ----------- --------------

State of Washington Department of
  Health ........................      Aa1/AA/NR         99,621      100.0%  $ 12.38     $1,233,308       100.0%    June 2015
Vacant ..........................                             0        0.0                        0         0.0
                                                         ------      -----               ----------       -----
TOTAL ...........................                        99,621      100.0%              $1,233,308       100.0%
                                                         ======      =====               ==========       =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                   PLAZA WEST
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                        LOAN INFORMATION
-------------------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                              Wachovia
 CUT-OFF DATE BALANCE                                                           $17,650,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                               1.5%
 NUMBER OF MORTGAGE LOANS                                                                 1
 LOAN PURPOSE                                                                     Refinance
 SPONSOR                                                          Robert L. Cohen and Plaza
                                                                   West Limited Partnership
 TYPE OF SECURITY                                                                       Fee
 MORTGAGE RATE                                                                       6.190%
 MATURITY DATE                                                           September 11, 2014
 AMORTIZATION TYPE                                                                      ARD
 INTEREST ONLY PERIOD                                                                    12
 ORIGINAL TERM / AMORTIZATION                                                     120 / 360
 REMAINING TERM / AMORTIZATION                                                    118 / 360
 LOCKBOX                                                                          Springing
 UP-FRONT RESERVES
   INSURANCE                             Yes
   OCCUPANCY(1)                          $500,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                         Yes
   REPLACEMENT                           $1,317
   TI/LC(2)                              $8,300
 ADDITIONAL FINANCING                                                                  None
 CUT-OFF DATE BALANCE                                                           $17,650,000
 CUT-OFF DATE BALANCE/SF                                                               $178
 CUT-OFF DATE LTV                                                                     74.5%
 MATURITY DATE LTV                                                                    64.9%
 UW DSCR ON NCF                                                                       1.33x

(1)   To be released when 2 additional leases are executed.
(2)   Capped at $300,000, the monthly payments begin upon the release of the up-front occupancy reserve or the conversion of the occupancy reserve to a TI/LC reserve.

                         [PICTURE OF PLAZA WEST OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                         1
 LOCATION                                    Bethesda, MD
 PROPERTY TYPE                              Office -- CBD
 SIZE (SF)                                         98,988
 OCCUPANCY AS OF SEPTEMBER 23, 2004                 95.3%
 YEAR BUILT / YEAR RENOVATED                  1965 / 2003
 APPRAISED VALUE                              $23,700,000
 PROPERTY MANAGEMENT               CB Richard Ellis, Inc.
 UW ECONOMIC OCCUPANCY                              92.5%
 UW REVENUES                                  $ 2,960,094
 UW TOTAL EXPENSES                            $ 1,051,576
 UW NET OPERATING INCOME (NOI)                $ 1,908,518
 UW NET CASH FLOW (NCF)                       $ 1,724,005

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                   PLAZA WEST
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET                              % OF
                                    RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------- ------------------- ----------- ---------- ---------- ------------- ---------- --------------

Long & Foster ...............       NR/NR/NR         14,516       14.7%  $ 31.26     $   453,720      16.6%       May 2013
Sucampo Pharmaceuticals .....       NR/NR/NR         11,166       11.3   $ 28.50         318,231      11.6   November 2009
Counter Technology Inc. .....       NR/NR/NR          8,762        8.9   $ 29.54         258,829       9.5      March 2010
Weichert Co. of MD ..........       NR/NR/NR          6,972        7.0   $ 30.14         210,136       7.7    October 2005
CodeRyte Inc. ...............       NR/NR/NR          6,964        7.0   $ 26.00         181,064       6.6     August 2009
Non-major tenants ...........                        45,910       46.4   $ 28.62       1,313,949      48.0
Vacant ......................                         4,698        4.7                         0       0.0
                                                     ------      -----               -----------     -----
TOTAL .......................                        98,988      100.0%              $ 2,735,929     100.0%
                                                     ======      =====               ===========     =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                              CRONACHER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                     Wachovia
 CUT-OFF DATE BALANCE                                  $17,253,375
 PERCENTAGE OF CUT-OFF DATE POOL                              1.5%
 BALANCE
 NUMBER OF MORTGAGE LOANS                                        2
 LOAN PURPOSE                                          Acquisition
                                             Roy W. Cronacher, Jr.
 SPONSOR                                      and Barry L. Needler
 TYPE OF SECURITY                                              Fee
 WA MORTGAGE RATE                                           5.924%
 MATURITY DATE              October 11, 2014 and November 11, 2014
 AMORTIZATION TYPE                                         Balloon
 INTEREST ONLY PERIOD                                         None
 ORIGINAL TERM / AMORTIZATION                            120 / 360
 REMAINING TERM / AMORTIZATION                             Various
 LOCKBOX                                                      None

 UP-FRONT RESERVES
  TI/LC                           $260,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                  Springing
   TI/LC*                         $2,333

 ADDITIONAL FINANCING                                         None

 CUT-OFF DATE BALANCE                                  $17,253,375
 CUT-OFF DATE BALANCE/SF                                      $138
 CUT-OFF DATE LTV                                            78.4%
 MATURITY DATE LTV                                           66.3%
 WA UW DSCR ON NCF                                           1.23x

*     Capped at $400,000.

                    [PICTURE OF CRONACHER PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                               2
 LOCATION                            Lufkin, TX and Augusta, GA
 PROPERTY TYPE                                          Various
 SIZE (SF)                                              124,794
 OCCUPANCY(1)                                            100.0%
 YEAR BUILT / YEAR RENOVATED                          2004 / NA
 APPRAISED VALUE                                    $22,025,000
 PROPERTY MANAGEMENT(2)                   Transwestern Property
                                    Company Southwest, L.P. dba
                                        Transwestern Commercial
                                                       Services
 UW ECONOMIC OCCUPANCY                96.5% Shops at Lufkin and
                                     95.0% Eckerd - Augusta, GA
 UW REVENUES                                         $1,949,067
 UW TOTAL EXPENSES                                     $347,648
 UW NET OPERATING INCOME (NOI)                       $1,601,419
 UW NET CASH FLOW (NCF)                              $1,520,573

(1)   Occupancy as of September 22, 2004, to the Eckerd - Augusta, GA Mortgaged
      Property and as of June 30, 2004, for the Shops at Lufkin Mortgaged
      Property.
(2)   For Shops at Lufkin.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                              CRONACHER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CRONACHER PORTFOLIO
--------------------------------------------------------------------------------
                                                  CUT-OFF      CUT-OFF DATE
       PROPERTY NAME           CITY    STATE   DATE BALANCE   BALANCE PER SF
--------------------------- --------- ------- -------------- ----------------
Cronacher Portfolio
 Shops at Lufkin .......... Lufkin    TX       $ 14,056,000        $127
 Eckerd - Augusta, GA ..... Augusta   GA          3,197,375        $231
                                               ------------
                                               $ 17,253,375        $138
                                               ============

                                                                  UNDERWRITTEN NET
       PROPERTY NAME         YEAR BUILT   NRA (SF)   OCCUPANCY*      CASH FLOW      APPRAISED VALUE
--------------------------- ------------ ---------- ------------ ----------------- ----------------

Cronacher Portfolio
 Shops at Lufkin ..........     2004      110,981      100.0%       $ 1,220,039      $ 17,825,000
 Eckerd - Augusta, GA .....     2004       13,813      100.0%           300,534         4,200,000
                                          -------                   -----------      ------------
                                          124,794                   $ 1,520,573      $ 22,025,000
                                          =======                   ===========      ============

*     Occupancy as of September 22, 2004, for the Eckerd - Augusta, GA
      Mortgaged Property and as of June 30, 2004, for the Shops at Lufkin
      Mortgaged Property.

-------------------------------------------------------------------------------------------------------------------------------
                                                SHOPS AT LUFKIN TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                      NET      % OF NET
                                    RATINGS*        RENTABLE   RENTABLE    ACTUAL                      % OF      DATE OF LEASE
            TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT    EXPIRATION
----------------------------- ------------------- ----------- ---------- ---------- ------------- ------------- --------------

Ross Dress for Less .........      NR/BBB/NR         30,187       27.2%   $  9.00    $   271,683       25.5%    December 2013
Best Buy ....................     Baa3/BBB-/NR       19,840       17.9    $ 14.75        292,640       27.4      January 2015
Bed, Bath & Beyond ..........      NR/BBB/NR         18,049       16.3    $  8.25        148,904       14.0     December 2013
Old Navy ....................     Ba1/BB+/BB+        12,000       10.8    $ 15.25        183,000       17.2       June 2009
Shoe Carnival ...............       NR/NR/NR          8,025        7.2    $ 10.50         84,263        7.9     February 2014
Non-major tenants ...........                         4,480        4.0    $ 19.32         86,560        8.1
Vacant ......................                        18,400       16.6                         0        0.0
                                                     ------      -----               -----------      -----
TOTAL .......................                       110,981      100.0%              $ 1,067,050      100.0%
                                                    =======      =====               ===========      =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------------
                                       ECKERD - AUGUSTA, GA TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------
                                         NET      % OF NET
                       RATINGS*        RENTABLE   RENTABLE    ACTUAL                      % OF      DATE OF LEASE
     TENANT       MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT    EXPIRATION
---------------- ------------------- ----------- ---------- ---------- ------------- ------------- --------------

Eckerd .........      B2/BB-/NR         13,813      100.0%  $ 23.64      $ 326,585        100.0%     June 2024
Vacant .........                             0        0.0                        0          0.0
                                        ------      -----                ---------        -----
TOTAL ..........                        13,813      100.0%               $ 326,585        100.0%
                                        ======      =====                =========        =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                  RIDGE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                             Wachovia
 CUT-OFF DATE BALANCE                                          $16,982,566
 PERCENTAGE OF CUT-OFF DATE POOL                                      1.5%
 BALANCE
 NUMBER OF MORTGAGE LOANS                                                1
 LOAN PURPOSE                                                    Refinance
 SPONSOR                                           Kite Realty Group, L.P.
 TYPE OF SECURITY                                                      Fee
 MORTGAGE RATE                                                      5.150%
 MATURITY DATE                                            October 11, 2009
 AMORTIZATION TYPE                                                 Balloon
 INTEREST ONLY PERIOD                                                 None
 ORIGINAL TERM / AMORTIZATION                                     60 / 360
 REMAINING TERM / AMORTIZATION                                    59 / 359
 LOCKBOX                                                              None

 UP-FRONT RESERVES
   TAX/INSURANCE             Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE             Yes
   REPLACEMENT               $958

 ADDITIONAL FINANCING                                                 None

 CUT-OFF DATE BALANCE                                          $16,982,566
 CUT-OFF DATE BALANCE/SF                                             $ 148
 CUT-OFF DATE LTV                                                    79.7%
 MATURITY DATE LTV                                                   73.8%
 UW DSCR ON NCF                                                      1.33x

                        [PICTURE OF RIDGE PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                          1
 LOCATION                                    Oak Ridge, NJ
 PROPERTY TYPE                          Retail -- Anchored
 SIZE (SF)                                         114,903
 OCCUPANCY AS OF AUGUST 12, 2004                     90.9%
 YEAR BUILT / YEAR RENOVATED                     2002 / NA
 APPRAISED VALUE                               $21,300,000
 PROPERTY MANAGEMENT                   KRG Management, LLC
 UW ECONOMIC OCCUPANCY                               90.9%
 UW REVENUES                                    $2,319,036
 UW TOTAL EXPENSES                                $802,825
 UW NET OPERATING INCOME (NOI)                  $1,516,210
 UW NET CASH FLOW (NCF)                         $1,480,829

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                                  RIDGE PLAZA
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                                % OF NET                                 % OF
                                  RATINGS*       NET RENTABLE   RENTABLE   ACTUAL RENT                  ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH     AREA (SF)      AREA         PSF       ACTUAL RENT     RENT      EXPIRATION
--------------------------- ------------------- -------------- ---------- ------------- ------------- ---------- --------------

A&P Supermarket ...........      Caa1/B/NR           58,732        51.1%      $13.00     $   763,516      45.9%      July 2022
CVS .......................       A3/A-/NR           10,880         9.5       $20.50         223,040      13.4   December 2024
Blockbuster ...............       A3/A-/A-            5,133         4.5       $20.00         102,660       6.2      March 2008
McDonalds .................        A2/A/A             3,382         2.9       $22.18          75,013       4.5   December 2022
Frank's Pizza .............       NR/NR/NR            3,282         2.9       $18.00          59,076       3.6    January 2013
Non-major tenants .........                          23,079        20.1       $19.02         439,020      26.4
Vacant ....................                          10,415         9.1                            0       0.0
                                                     ------       -----                  -----------     -----
TOTAL .....................                         114,903       100.0%                 $ 1,662,325     100.0%
                                                    =======       =====                  ===========     =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                        BROADMOOR TOWNE CENTER -- NORTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $16,770,484
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
                                                   Harlen J. Noddle, Kevin Kraft
 SPONSOR                                                  and Joseph Kirshenbaum
 TYPE OF SECURITY                                                      Leasehold
 MORTGAGE RATE                                                            6.180%
 MATURITY DATE                                                September 11, 2014
 AMORTIZATION TYPE                                                       Balloon
 INTEREST ONLY PERIOD                                                       None
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 358
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX                       Yes
   ENVIRONMENTAL(1)          $171,250

 ONGOING MONTHLY RESERVES
   TAX                       Yes
   REPLACEMENT               $1,197
   TI/LC(2)                  $6,000

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $16,770,484
 CUT-OFF DATE BALANCE/SF                                                    $117
 CUT-OFF DATE LTV                                                          78.0%
 MATURITY DATE LTV                                                         66.6%
 UW DSCR ON NCF                                                            1.36x

(1)   A Letter of Credit in an amount equal to 125% of the estimated cost to remediate the soil and groundwater contamination by a former dry cleaner was required to be posted at closing.
(2)   Capped at $288,000.

              [PICTURE OF BROADMOOR TOWNE CENTER -- NORTH OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                1
 LOCATION                                   Colorado Springs, CO
 PROPERTY TYPE                                Retail -- Anchored
 SIZE (SF)                                               143,553
 OCCUPANCY AS OF SEPTEMBER 23, 2004                       100.0%
 YEAR BUILT / YEAR RENOVATED                           2000 / NA
 APPRAISED VALUE                                     $21,500,000
 PROPERTY MANAGEMENT
         Noddle Development Company
 UW ECONOMIC OCCUPANCY                                     95.0%
 UW REVENUES                                          $2,515,032
 UW TOTAL EXPENSES                                      $755,195
 UW NET OPERATING INCOME (NOI)                        $1,759,837
 UW NET CASH FLOW (NCF)                               $1,669,771

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                        BROADMOOR TOWNE CENTER -- NORTH
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                  NET      % OF NET
                                RATINGS*        RENTABLE   RENTABLE   ACTUAL RENT                 % OF ACTUAL   DATE OF LEASE
          TENANT           MOODY'S/S&P/FITCH   AREA (SF)     AREA         PSF       ACTUAL RENT       RENT       EXPIRATION
------------------------- ------------------- ----------- ---------- ------------- ------------- ------------- --------------

Gordman's ...............       NR/NR/NR         49,955       34.8%     $ 10.00     $  499,550        24.0%        July 2014
24 Hour Fitness .........       NR/NR/NR         46,087       32.1      $  9.25        426,305        20.5        March 2015
Office Depot ............      NR/BBB-/NR        14,756       10.3      $ 18.55        273,724        13.2     December 2019
Par Avion ...............       NR/NR/NR          7,500        5.2      $ 25.00        187,500         9.0     November 2013
Panera Bread ............       NR/NR/NR          5,231        3.6      $ 25.00        130,775         6.3      January 2014
Non-major tenants .......                        20,024       13.9      $ 28.12        563,089        27.1
Vacant ..................                             0        0.0                           0         0.0
                                                 ------      -----                  ----------       -----
TOTAL ...................                       143,553      100.0%                 $2,080,943       100.0%
                                                =======      =====                  ==========       =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           BAY VISTA OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                              Artesia
 CUT-OFF DATE BALANCE                                          $16,385,865
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                              1.4%
 NUMBER OF MORTGAGE LOANS                                                1
 LOAN PURPOSE                                                    Refinance
 SPONSOR                                               James B. Potter and
                                                       Joseph Yencich, Jr.
 TYPE OF SECURITY                                                      Fee
 MORTGAGE RATE                                                      5.850%
 MATURITY DATE                                            October 11, 2014
 AMORTIZATION TYPE                                                 Balloon
 INTEREST ONLY PERIOD                                                 None
 ORIGINAL TERM / AMORTIZATION                                    120 / 360
 REMAINING TERM / AMORTIZATION                                   119 / 359
 LOCKBOX                                                              None

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   EARNOUT(1)                     $300,000
   OCCUPANCY(2)                   $ 18,106
   TI/LC                          $500,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT                    $  2,169
   TI/LC                          $  4,919

 ADDITIONAL FINANCING(3)                           Existing Unsecured Debt

 CUT-OFF DATE BALANCE                                          $16,385,865
 CUT-OFF DATE BALANCE/SF                                              $139
 CUT-OFF DATE LTV                                                  68.6%
 MATURITY DATE LTV                                                 57.9%
 UW DSCR ON NCF                                                     1.39 x

(1)   Funds to be released upon achievement of a minimum occupancy of 88% with tenants paying rent, receipt of signed estoppels and a minimum DSCR of
      1.30x.
(2)   Held on the Satori Software space until the tenant takes occupancy on
      January 1, 2005.
(3)   Capped at $2,000,000 prior to November 1, 2004, and capped at $494,750 thereafter.

                 [PICTURE OF BAY VISTA OFFICE BUILDING OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                          Seattle, WA
 PROPERTY TYPE                                    Office - CBD
 SIZE (SF)                                             118,302
 OCCUPANCY AS OF OCTOBER 1, 2004                         81.2%
 YEAR BUILT / YEAR RENOVATED                         1982 / NA
 APPRAISED VALUE                                   $23,900,000
 PROPERTY MANAGEMENT                 Joseph Yencich, Jr., Inc.
 UW ECONOMIC OCCUPANCY                                   82.0%
 UW REVENUES                                       $ 2,506,513
 UW TOTAL EXPENSES                                 $   784,314
 UW NET OPERATING INCOME (NOI)                     $ 1,722,199
 UW NET CASH FLOW (NCF)                            $ 1,586,823

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15

--------------------------------------------------------------------------------
                           BAY VISTA OFFICE BUILDING
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                      % OF      DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT   ACTUAL RENT    EXPIRATION
--------------------------- ------------------- ----------- ---------- ---------- ------------- ------------- --------------

Welfare & Pension .........       NR/NR/NR         29,168       24.7%    $22.52    $  656,954        32.8%     October 2007
Princess Cruises ..........       A3/A-/A-         26,089       22.1     $21.23       553,914        27.6        April 2007
Satori Software ...........       NR/NR/NR          9,850        8.3     $14.75       145,309         7.2        April 2008
Inspiration Media .........       NR/NR/NR          7,363        6.2     $26.20       192,893         9.6      January 2005
NeonGecko .................       NR/NR/NR          6,520        5.5     $15.86       103,406         5.2       August 2006
Non-Major Tenants .........                        17,081       14.4     $20.67       353,097        17.6
Vacant ....................                        22,231       18.8                       0         0.0
                                                   ------      -----               ----------       -----
TOTAL .....................                       118,302      100.0%              $2,005,573       100.0%
                                                  =======      =====               ==========       =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See
     Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.
     See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties.
     See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage
     Loans.

o    SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                               AGGREGATE
                                             # OF                               CUT-OFF
                                            LOANS/        LOAN       LOAN        DATE
SPONSOR                                   PROPERTIES     NUMBERS    GROUP       BALANCE
---------------------------------------- ------------ ------------ ------- ----------------

The Gale Company L.L.C. and SL
 Green Realty Corporation . ............     4/7       4,10,11,13      1    $ 132,255,000
Strategic Investment Property Fund, Inc.
 and Gary Barnett ......................     1/1                1      1    $ 112,500,000
CBL & Associates Management, Inc.
 and Burroughs & Chapin . ..............     1/1                2      1    $  99,834,321
Joseph Moinian .........................     1/1                3      1    $  93,000,000

                                                        % OF
                                             % OF     CUT-OFF
                                           CUT-OFF      DATE
                                          DATE POOL   GROUP 1      CUT-OFF                         MORTGAGE
SPONSOR                                    BALANCE    BALANCE      DATE LTV          DSCR            RATE
---------------------------------------- ----------- --------- --------------- --------------- ----------------

The Gale Company L.L.C. and SL
 Green Realty Corporation . ............     11.4%      13.3%        79.5%(1)        1.27x(1)        6.260%(1)
Strategic Investment Property Fund, Inc.
 and Gary Barnett ......................      9.7%      11.3%        53.2%           1.72x           5.860%
CBL & Associates Management, Inc.
 and Burroughs & Chapin . ..............      8.6%      10.0%        60.1%           1.77x           5.090%
Joseph Moinian .........................      8.0%       9.3%        51.7%           2.61x           5.410%

---------
(1)   Represents weighted average.

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Four (4) groups of
     Mortgage Loans, representing approximately 6.1% of the Cut-Off Date Pool
     Balance (7.1% of the Cut-Off Date Group 1 Balance), are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the
     Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool.
     The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage
     Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o    SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans" with respect to 1
     Mortgage Loan, representing approximately 8.6% of the Cut-Off Date Pool
     Balance (10.0% of the Cut-Off Date Group 1 Balance), the related borrower, under certain circumstances, may incur additional unsecured indebtedness other than in the ordinary course of business and without the consent of the mortgagee. With respect to 4 Mortgage Loans, representing approximately
     2.3% of the Cut-Off Date Pool Balance (2.7% of the Cut-Off Date Group 1
     Balance), the related borrower has existing unsecured subordinate debt to affiliates. With respect to 1 Mortgage Loan, representing 0.6% of the
     Cut-Off Date Pool Balance (4.5% of the Cut-Off Date Group 2 Balance), the
     loan documents provide that under certain circumstances (a) the related borrower may encumber the related Mortgaged Property with subordinate debt in the future and/or (b) the entities with a controlling ownership interest in the related borrower may pledge their interest in the borrower as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 1 Mortgage Loan, representing approximately 0.5%
     of the Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1
     Balance), there is existing subordinated debt secured by the mortgaged property, subject to the terms of a subordination and standstill agreement in favor of the lender. With respect to 4 Mortgage Loans, representing approximately 12.5% of the Cut-Off Date Pool Balance (13.3% of the Cut-Off
     Date Group 1 Balance and 7.9% of the Cut-Off Date Group 2 Balance), the
     related loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future,

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                      102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C15
--------------------------------------------------------------------------------

     subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 5 Mortgage Loans, representing approximately 19.4% of the Cut-Off Date Pool Balance (22.6% of
     the Cut-Off Date Group 1 Balance), the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 1 Mortgage Loan, representing 0.5% of the
     Cut-Off Date Pool Balance (0.6% of the Cut-Off Date Group 1 Balance), the
     related mortgage loan documents do not prohibit the borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.See "RISK FACTORS--Additional Debt on Some
     Mortgage Loans Creates Additional Risks" in the preliminary prospectus supplement.

o    CO-LENDER LOANS. Thirteen (13) companion loans, which will not be part of the trust fund, are each secured by the same Mortgage as a Mortgage Loan that will be part of the trust fund. In addition, 2 other companion loans will be included in the trust fund, but will not support payments on the
     Certificates (other than the Class 175WJ and Class 180ML Certificates). The
     Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 1, 2, 3,
     7, 20, 22, 32, 46, 53, 56 and 87 on Annex A-1 to the preliminary prospectus supplement) related to such companion loans are expected to have a Cut-Off
     Date Balance of $391,872,177, representing 33.8% of the Cut-Off Date Pool
     Balance (38.8% of the Cut-Off Date Group 1 Balance and 2.7% of the Cut-Off
     Date Group 2 Balance). Each Co-Lender Loan is cross-defaulted with its related companion loan(s). No companion loan will be part of the trust fund
     (other than the 175 West Jackson Subordinate Companion Loan and the 180
     Maiden Lane Trust Subordinate Companion Loan). Each of these Co-Lender
     Loans and its related companion loans are subject to intercreditor agreements.

     One (1) Co-Lender Loan (the "175 West Jackson Loan") is part of a split loan structure where 1 companion loan (the "175 West Jackson Pari Passu
     Loan") is pari passu in right of entitlement to payment with the 175 West
     Jackson Loan and the other companion loan (the "175 West Jackson
     Subordinate Companion Loan") is subordinate to the 175 West Jackson Loan and the 175 West Jackson Pari Passu Loan. The 175 West Jackson Pari Passu
     Loan will not be included in the trust fund and is held by Wachovia Bank,
     National Association. The 175 West Jackson Subordinate Companion Loan will be included in the trust fund, but amounts collected with respect to the
     175 West Jackson Subordinate Companion Loan will only be available to make payments to the Class 175WJ Certificates. One (1) mortgage loan (the "180
     Maiden Lane Loan") is part of a split loan structure where 1 companion loan
     (the "180 Maiden Lane Pari Passu Loan") is pari passu in right of entitlement to payment with the 180 Maiden Lane Loan and the other 2 companion loans are subordinate to the 180 Maiden Lane Loan and the 180
     Maiden Lane Pari Passu Loan. One such subordinate companion loan (the "180
     Maiden Lane Non-Trust Subordinate Companion Loan") is subordinate in its right of entitlement to payment to the other such subordinate companion loan (the "180 Maiden Lane Trust Subordinate Companion Loan"). The 180
     Maiden Lane Pari Passu Loan and the 180 Maiden Lane Non-Trust Subordinate
     Companion Loan will not be included in the trust fund and are held by
     Wachovia Bank, National Association. The 180 Maiden Lane Trust Subordinate
     Companion Loan will be included in the trust fund, but amounts collected with respect to the 180 Maiden Lane Trust Subordinate Companion Loan will only be available to make payments on the Class 180ML Certificates. The remaining Co-Lender Loans are part of split loan structures in which the related companion loans are subordinate to the related mortgage loans. Each of the Co-Lender Loans and the related companion loans will be serviced pursuant to the pooling and servicing as described in the preliminary prospectus supplement.

o    ENVIRONMENTAL CONSIDERATIONS. With respect to 2 Mortgage Loans, representing approximately 1.2% of the Cut-Off Date Pool Balance (1.4% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain an environmental insurance policy with respect to the related
     Mortgaged Property. These policies were issued by a subsidiary of American
     International Group, which, as of October 13, 2004, had a financial strength rating of "AAA" from S&P. Such policies have a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS--Environmental Laws
     May Adversely Affect the Value of and Cash Flow from a Mortgaged Property"
     in the preliminary prospectus supplement for more information.

                                     NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES
GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                      103